UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2021

Item 1. Reports to Stockholders.

Aberdeen Global Income Fund, Inc. (FCO)

Annual Report

October 31, 2021

abrdn.com

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of Aberdeen Global Income Fund, Inc. (the "Fund"), for the fiscal year ended October 31, 2021. The Fund's principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Total Investment Return1

For the fiscal year ended October 31, 2021, the total return to shareholders of the Fund based on the net asset value ("NAV") and market price of the Fund, respectively, are as follows:

NAV[2,3]	6.5%
Market Price[2]	36.4%

For more information about Fund performance, please see the Report of the Investment Manager (page 4) and Total Investment Returns (page 9).

NAV, Market Price, and Premium/Discount

The below table represents comparison from current fiscal year end to prior fiscal year end of market price to NAV and associated premium(+)/discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
10/31/2021	$ 6.28	$ 8.35	+33.0%
10/31/2020	$ 6.55	$ 6.80	+3.8%

During the fiscal year ended October 31, 2021, the Fund's NAV traded within a range of $6.28 to $7.10 and the Fund's market price was within a range of $6.92 to $9.71. During the fiscal year ended October 31, 2021, the Fund's shares traded within a range of a premium(+)/discount(-) of +4.8% to +49.2%.

Managed Distribution Policy

Distributions to common shareholders for the twelve month period ended October 31, 2021 totaled $0.84 per share. Based on the market price of $8.35 on October 31, 2021, the distribution rate over the twelve-month period ended October 31, 2021 was 10.1%. Based on the NAV of $6.28 on October 31, 2021, the distribution rate over the twelve-month period ended October 31, 2021 was 13.4%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On November 9, 2021 and December 9, 2021, the Fund announced that it will pay on November 30, 2021 and January 11, 2022, respectively, a distribution of U.S. $0.07 per share to all shareholders of record as of November 19, 2021 and December 30, 2021, respectively.

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the quarterly meetings of the Fund's Board of Directors, unless market conditions require an earlier evaluation.

Open Market Repurchase Program

The Fund's policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the fiscal year ended October 31, 2021, the Fund did not repurchase any shares.

Revolving Credit Facility

The Fund's $40,000,000 revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2020 and last amended on September 21, 2021. The Fund's outstanding balance as of October 31, 2021 was $21.9 million. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A more detailed description of the Fund's Revolving Credit Facility can be found in the Notes to Financial Statements.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semiannual and annual reports to shareholders. The Fund files its

1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
2	Assuming the reinvestment of dividends and distributions.
3	The Fund's total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.

Aberdeen Global Income Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC's website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC's website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

COVID-19

Beginning in the first quarter of 2020, the illness COVID-19 caused by a novel coronavirus, COVID-19, has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the

2	Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

abrdn

abrdn plc, formerly known as Standard Life Aberdeen plc, was renamed on September 27, 2021. In connection with this re-branding, the entities within abrdn plc group, including investment advisory entities, have been or will be renamed in the near future. In addition, the fund names are anticipated to be re-branded over the next year.

Investor Relations Information

As part of abrdn's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfco.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in abrdn's email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences.

Contact Us:

•     Visit: https://www.abrdn.com/en-us/cefinvestorcenter

•     Email: Investor.Relations@abrdn.com; or

•     Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Global Income Fund, Inc.	3

Report of the Investment Manager (unaudited)

Market/economic review

The 12-month reporting period ended October 31, 2021, was marked by improving economic data, recovering global economic growth and the rollout of COVID-19 vaccines. In the U.S., former Vice President Joe Biden's victory over incumbent Donald Trump in the U.S. presidential election in November 2020, and the subsequent infrastructure and COVID-19 stimulus packages, added to the overall positive economic environment. The European Union also provided pandemic relief programs to support its beleaguered economies. Subsequently, as more economies reopened, rising demand and supply-chain bottlenecks pushed crude oil and commodity prices higher. The technology sector also faced shortages in chip production. All these demand and supply issues contributed to growing inflationary concerns. By the middle of 2021, the U.S. Federal Reserve (Fed) turned more hawkish and signaled that it would contemplate the beginning of its monetary policy normalization process by slowing its bond-buying program. Fed officials also hinted towards a potential interest-rate hike, but not before 2023. Long-term U.S. Treasury bond yields rose considerably. The 10-year yields rose 67 basis points (bps) over the 12-month reporting period. The short end of the U.S. Treasury yield curve outperformed, with two-year yields rising by 34 bps over the reporting period as the Fed remained accommodative despite an increasingly hawkish tilt.

Most Asian local-currency bond markets experienced volatility and yields finished the reporting period higher, in line with those of U.S. Treasuries. Asian economies rebounded as the COVID-19 situation improved across most countries, while the recovery in developed markets ensured strong demand for the Asia-Pacific region's exports. In an effort to support their respective economies, the Central Bank of the Philippines reduced its benchmark interest rate by 25 bps in November 2020, and Bank Indonesia cut its rate by 50 bps during the period, with the last reduction in February 2021. Conversely, other central banks, mainly those in China, India and Korea, began normalizing monetary policies amid economic recoveries, rising real asset prices and broader inflation risks. However, for most economies in the region, COVID-19 was an ever-present risk, and around the second quarter of 2021, the second wave of infections hit several countries, with devastating consequences for many.

As economies resorted to targeted mobility restrictions, economic data deteriorated. Not surprisingly, the short end of yield curves in the Asia-Pacific region outperformed as central banks' monetary policies remained accommodative, while inflationary concerns and the high volume of government bond issuance in several countries weighed on the longer end of their yield curves. Ten-year yields across South Korea, Singapore, Malaysia, Thailand, India and the Philippines rose by 101, 103, 94, 63, 48 and 191 bps, respectively, over the reporting period. Conversely, China and Indonesia bucked the trend. The market in China, which was the first economy to emerge from the pandemic, began to price in the fading recovery, exacerbated by investors' concerns over the debt burden of real estate developers, particularly China Evergrande Group (in which the Fund had a relatively small position at the end of the reporting period). The central bank cut the reserve requirement ratio (RRR) and injected liquidity to calm the market. In Indonesia, the central bank remained accommodative and provided additional support to affected sectors as low rates of vaccination and the second outbreak dampened investor sentiment, which drove yields lower.

Asian currencies saw mixed performance during the reporting period. The Chinese yuan, Taiwanese dollar and Indonesian rupiah rose 4.5%, 4.4% and 3.9%, respectively, against the U.S. dollar over the period. Stronger exports and an absence of outflows related to overseas tourism supported the yuan. An increase in exports also underpinned the performance of the Taiwanese dollar, while a rebound in commodity prices boosted the Indonesia rupiah. The Korean won lost significant ground in the last quarter of the reporting period as equity outflows gathered pace amid investors' concerns about the outlook for the semiconductor sector. The won finished the reporting period 2.9% lower against the U.S. dollar after posting gains on stronger technology export performance in the earlier part of the period. Elsewhere, the Thai baht declined 6.0% against the U.S. dollar during the reporting period, and the Philippine peso fell by 4% amid macroeconomic weakness and a slower rollout of COVID-19 vaccines. Specifically, border closures had a significant impact on the tourism-dependent Thai economy and the government's balance of payments.1

Asian credit markets initially performed strongly early in the reporting period, with spreads narrowing on the back of vaccine hopes, the region's economic recovery, and ongoing policy stimulus. Rising U.S. government bond yields were a minor headwind to Asian credit-market performance; however, in the second half of the reporting period, the market was hampered by the tightening liquidity conditions and elevated credit risks within China's property sector. By the end of the reporting period, investors' focus shifted from concerns about targeted measures to manage leverage in the sector, to a fear

1	Balance of payments is a statement of all transactions made between entities in one country and the rest of the world over a defined period, such as a quarter or a year.

4	Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

of a widespread liquidity crunch and events of default. This contagion effect weighed on Asian credit markets, particularly high-yield bonds, which surrendered their gains that they had posted earlier in the reporting period.

In emerging markets (EMs) outside of Asia, optimism over global economic growth, higher commodity prices and COVID-19 vaccine rollouts boosted investors' appetite for risk assets. Nonetheless, performance was divergent across sectors and countries. Hard-currency bonds outperformed local-currency debt for the reporting period as the market began to price in, and central banks began to deliver, domestic interest rate-hiking cycles amid rising inflation. Within the hard-currency debt sector, in aggregate, investment-grade bonds underperformed their high-yield counterparts due to the limited spread cushion against rising U.S. Treasury yields. The performance of the high-yield sovereign credit markets was driven by idiosyncratic factors, especially the way policymakers navigated a path around elevated external debt levels and sustainability. Meanwhile, EM currencies was the strongest-performing currency, appreciating 13.5% versus the U.S. dollar for the reporting period due to rising oil and gas prices.

Developed high-yield markets, led by the U.S., performed strongly during the reporting period. These markets were bolstered by central bank liquidity support, recovering economic prospects, and proactive actions by company management to strengthen corporate balance sheets during the period of heightened stress. Additionally, investors' improved risk appetite and ongoing monetary policy accommodation continued to support demand for yield in a generally lower-yield environment.

Performance review

Aberdeen Global Income Fund returned 6.5% on a net asset value basis for the 12-month reporting period ended October 31, 2021, versus the 3.3% return of its blended benchmark2 for the same period. All strategies had a positive impact on both the Fund's relative and absolute performance.

The main contributors to the Fund's outperformance for the reporting period were the overweight allocations to U.S. dollar-denominated high yield and emerging-market (EM) debt. Fund performance also benefited from the corresponding underweight exposure to non-U.S. markets, including the Australian and Asian local-currency markets. Within the Fund's EM debt allocation, overweight positions in the Dominican Republic, Egypt, Kenya, Mexico, Nigeria, South Africa, the Ukraine and Turkey bolstered performance for the reporting period, while the overweight to Russia was a detractor.

Within the high-yield sector, the Fund's overweight allocation to BB- and B- rated3 corporate bonds, an underweight to real estate, and an overweight to both the leisure and automotive sectors, enhanced performance during the reporting period. However, the Fund's holdings in the telecommunications, energy and basic industry sectors weighed on Fund performance. Within Asia, Fund performance was bolstered by the overweight exposure to the higher-yielding Indonesian and India markets, as well as underweight allocations to Singapore, South Korea and Thailand.

Regarding the use of derivatives, we employ leverage strategically in the Fund in an effort to support its income-generating capacity. During the reporting period, the Fund's performance benefited approximately 148 basis points from a positive interest-rate differential between the interest income on the investment portfolio and the cost of the leverage.

The Fund uses leverage strategically to support its income-generating capacity. During the course of the reporting period, the use of leverage had a positive impact on the Fund's net asset due primarily to the strong performance of U.S. high-yield and U.S. dollar-denominated emerging market sovereign debt allocations. Meanwhile, the Fund continues to benefit from a positive interest-rate differential between the interest income on the investment portfolio and cost of the leverage. Over the medium-to-longer term, leverage has contributed positively to the performance of the Fund's net asset value.

2	The Fund's blended benchmark comprises 10% ICE Bank of America (BofA) All Maturity Australia Government Index; 25% ICE BofA Global High Yield Constrained Index (hedged into U.S. dollars); 35% J.P. Morgan EMBI Global Diversified Index; 5% ICE BofA New Zealand Government Index; and 25%Markit iBoxx Asia Government Index. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
3	Moody's Corp., S&P Global Ratings, and Fitch Ratings Inc. are international credit rating agencies. Moody's assigns a rating from 'Aaa' to 'C', with 'Aaa' being the highest quality and 'C' the lowest quality. S&P's and Fitch's ratings are expressed as letter grades that range from "AAA" to "D" to communicate each agency's opinion of relative level of credit risk. Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from AAA to BBB-.

Aberdeen Global Income Fund, Inc.	5

Report of the Investment Manager (unaudited) (continued)

The monthly distribution reflects the Fund's current policy to provide shareholders with a relatively stable cash flow per share. This policy did not have a significant impact on the Fund's investment strategy over the reporting period.

Outlook

Towards the end of the reporting period, global bond markets experienced significant volatility as investors and central banks grappled with higher inflation and the degree to which the inflation is transitory. There seems to be a disconnect between the markets and central banks as the former pushes for a more imminent normalization of policies, particularly in developed markets, while central banks remain committed to policy accommodation for the near term. In September and October 2021, there was a sharp rise in short-term yields in Australia, Canada, the U.S. and the UK; however, this reversed slightly at the beginning of November.

In Asia, we expect the rate-hiking cycle to continue in South Korea and for other central banks to gradually remove policy accommodation as economic recoveries strengthen. Within the region, central banks are not being pressured by high and rising inflation, unlike EMs excluding Asia, where policymakers are being forced to act more decisively to address these risks. We see little help from commodity prices in the short term, as we do not expect an immediate dissipation of oil-price pressures, as we think that the demand for fuel is likely to remain strong with the winter approaching.

We feel that there is value in hard-currency sovereign debt in EMs outside of Asia, particularly in the high-yield segment of the market. Several key economies benefit from high oil prices due to their status as net oil exporters. Meanwhile, capital markets remain open for refinancing and international financial institutions continue to support lower-income countries through lending programs. The recent release of International Monetary Fund (IMF) Special Drawing Rights5 has boosted fiscal and external buffers.

We believe that the interplay between inflation and the resulting slowdown in economic growth are likely to keep developed high-yield markets volatile in the near term. Positive third-quarter earnings highlight the success most companies have achieved in passing on the higher costs. While this is a positive factor for developed-market credits in the short term, it is emblematic of the inflationary environment that currently exists. In our view, the response from central banks could sacrifice growth. Consequently, we anticipate that the global high-yield market will be especially sensitive to economic data over the next several months as investors monitor the trajectories of both inflation and economic growth, as well as how central banks respond. Overall, on a risk-adjusted basis, we maintain a constructive assessment of the high-yield asset class, given the more attractive yields relative to alternative investments, especially their investment-grade counterparts.

Regarding Asia, specifically China, we believe that quarter-over-quarter economic growth momentum is likely to slow without a more assertive monetary and fiscal policy response. While we anticipate that the Chinese yuan and local-currency bonds will continue to exhibit notable resilience, we think that bonds in China's real estate sector will remain volatile. Policymakers most likely will seek to balance the need to address excessive debt levels and moral hazards in the economy with the desire to avoid a prolonged downshift in growth. While it is a difficult line to tread, we believe that policymakers should provide sufficient support to the economy and there is a greater possibility that some of the China-centric risks could start easing as we head into 2022.

Amid the China-centric risks, we feel that, due to high commodity prices, energy shortages in China and Europe, and uncertainty concerning global monetary policy, investor sentiment may remain fragile at the end of 2021. However, it is in the often fragile sentiment and a bias for overreacting to risk that we have found and, in our view, will continue to find, value across Asian markets, though we will exercise caution and discipline.

Loan facility and the use of leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund's loan facility may be invested to seek to return higher rates than the rates in the Fund's portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund's performance.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan

5	Special Drawing Rights refer to an international type of monetary reserve currency created by the IMF in 1969 that operates as a supplement to the existing money reserves of member countries.

6	Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. A liquidation of the Fund's collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund's assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede management of the Fund from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund's return; however, such transactions also increase the Fund's risks in down markets. In July 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. However, for U.S. dollar LIBOR, it now appears that the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months).

Interest rate swaps

The Fund enters into interest rate swaps to hedge interest rate risk on the credit facility. As of October 31, 2021, the Fund held interest rate swap agreements with an aggregate notional amount of $21,900,000 which represented 100% of the Fund's total borrowings. Under the terms of the agreements currently in effect, the Fund either receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2021	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
36 months	Receive	$0.1	2.44%
68 months	Receive	$1.0	0.70%
72 months	Receive	$13.5	2.36%
83 months	Receive	$0.3	1.17%
93 months	Receive	$0.7	1.97%
102 months	Receive	$2.0	0.70%
102 months	Receive	$1.0	0.62%
115 months	Receive	$2.0	0.71%
117 months	Receive	$1.3	1.36%

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the loan facility.

Risk considerations

Past performance is not an indication of future results.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. The Fund focuses its investments in the Asia-Pacific region,

Aberdeen Global Income Fund, Inc.	7

Report of the Investment Manager (unaudited) (concluded)

which may subject the Fund to more volatility and greater risk of loss than geographically diverse funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase) and issuer risk (the value of a security may decline for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services).

abrdn Asia Limited (formerly known as Aberdeen Standard Investments (Asia) Limited)

8	Aberdeen Global Income Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance for the 1-year, 3-year, 5-year and 10-year periods ended as of October 31, 2021.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	6.5%	3.1%	3.0%	1.9%
Market Price	36.4%	12.4%	10.9%	5.1%
Blended Benchmark*	3.3%	6.4%	4.3%	4.8%
Bloomberg Global Aggregate Index[1]	-1.2%	4.6%	2.5%	1.7%

*  The blended benchmark is summarized in the table below:

Index	Weight
ICE BofA Australia Government[2]	10%
ICE BofA New Zealand Government[3]	5%
iBoxx Asia Government USD Unhedged[4]	25%
JPM EMBI Global Diversified[5]	35%
ICE BofA Global High Yield Constrained[6]	25%

Performance of a $10,000 Investment (as of October 31, 2021)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Aberdeen Standard Investments Inc. (to be known as abrdn Inc. effective January 1, 2022) has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund's dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses". The Fund's total investment return at NAV is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 800-522-5465.

Aberdeen Global Income Fund, Inc.	9

Total Investment Returns (unaudited) (concluded)

The net operating expense ratio, excluding fee waivers, based on the fiscal year ended October 31, 2021 was 2.66%. The net operating expense ratio, net of fee waivers, based on the fiscal year ended October 31, 2021 was 2.62%. The net operating expense ratio, excluding interest expense and net of fee waivers, based on the fiscal year ended October 31, 2021 was 2.19%.

1	The Bloomberg Global Aggregate Index is a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
2	The ICE BofA Australia Government Index tracks the performance of AUD denominated sovereign debt publicly issued by the Australian government in its domestic market.
3	The ICE BofA New Zealand Government Index tracks the performance of NZD denominated sovereign debt publicly issued by the New Zealand government in its domestic market.
4	The Markit iBoxx Asia Government Index tracks the performance of local currency-denominated sovereign and quasi-sovereign debt from 10 Asian countries/territories.
5	The J.P. Morgan EMBI Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed?rate, domestic currency government bonds.
6	The ICE BofA Global High Yield Constrained Index contains all securities in The ICE BofA Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.

10	Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of October 31, 2021, 5.9% of the Fund's total investments were invested in securities where either the issue or the issuer was rated "A" or better by S&P Global Ratings', Moody's Investors Service, Inc. or Fitch Ratings, Inc. or, if unrated, was judged to be the equivalent equlity by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of October 31, 2021 compared with April 30, 2021 and October 31, 2020:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	C/CCC* %	D* %	NR** %
October 31, 2021	3.1	1.2	1.6	13.0	28.0	35.6	8.1	0.0	9.4
April 30, 2021	3.2	1.2	1.6	13.2	28.0	36.1	8.0	0.0	8.7
October 31, 2020	5.2	0.0	2.1	16.5	28.5	33.8	6.8	0.1	7.0
*	Below investment grade
**	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P Global Ratings', Moody's Investor Serivice, Inc. or Fitch Ratings, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The Fund's investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund's total investments as of October 31, 2021, compared with April 30, 2021 and October 31, 2020:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2021	44.3	20.1	35.6
April 30, 2021	45.0	19.6	35.4
October 31, 2020	44.5	20.1	35.4

Currency Composition

The table below shows the currency composition, including hedges, of the Fund's total investments as of October 31, 2021, compared with April 30, 2021 and October 31, 2020:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2021	79.6	14.3	6.1
April 30, 2021	81.1	13.6	5.3
October 31, 2020	78.9	14.9	6.2

Aberdeen Global Income Fund, Inc.	11

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of October 31, 2021, the average maturity of the Fund's total investments was 11.6 years, compared with 11.7 years at April 30, 2021 and 11.6 years at October 31, 2020. The table below shows the maturity composition of the Fund's investments as of October 31, 2021, compared with April 30, 2021 and October 31, 2020:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2021	14.3	24.8	36.2	24.7
April 30, 2021	14.4	22.3	38.9	24.4
October 31, 2020	12.6	23.1	38.4	25.9

Modified Duration

As of October 31, 2021 the modified duration of the Fund was 5.42 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the Fund. Excluding swaps will increase portfolio duration.

12	Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from October 31, 2021 and the previous six and twelve month periods.

		Oct-21	Apr-21	Oct-20
Australia	90 day Bank Bills	0.08%	0.04%	0.06%
	10 yr bond	0.58%	0.08%	0.12%
	currency local per 1USD	$1.33	$1.30	$1.43
New Zealand	90 day Bank Bills	0.80%	0.36%	0.28%
	10 yr bond	2.64%	1.65%	0.53%
	currency local per 1USD	$1.39	$1.33	$1.52
Malaysia	3-month T-Bills	1.78%	1.77%	1.57%
	10 yr bond	3.58%	3.11%	2.62%
	currency local per 1USD	RM4.14	RM4.10	RM4.16
India	3-month T-Bills	3.52%	6.11%	6.11%
	10 yr bond	6.39%	6.03%	5.88%
	currency local per 1USD	₹74.88	₹74.07	₹74.11
Indonesia	3 months deposit rate	3.50%	4.09%	4.97%
	10 yr bond	6.03%	6.44%	6.58%
	currency local per 1USD	Rp14167.50	Rp14445.00	Rp14625.00
Russia	Zero Cpn 3m	7.46%	5.01%	4.32%
	10 yr bond	8.22%	7.11%	6.15%
	currency local per 1USD	₽70.96	₽75.08	₽79.49
USD Denominated Bonds	Mexico	3.08%	3.02%	3.36%
	Indonesia	2.20%	2.29%	1.96%
	Argentina	23.20%	23.20%	23.20%
	Romania	1.36%	0.74%	1.31%

Aberdeen Global Income Fund, Inc.	13

Portfolio of Investments

October 31, 2021

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—80.2%
AUSTRALIA—0.4%
USD	200	Australia & New Zealand Banking Group Ltd., (fixed rate to 06/15/2026, variable rate thereafter), 6.75%, 06/15/2026(a)(b)	$230,022
BAHRAIN—0.5%
USD	260	Oil and Gas Holding Co. BSCC, 7.63%, 11/07/2024(a)	284,050
BARBADOS—0.4%
USD	210	Sagicor Financial Co. Ltd., 5.30%, 05/13/2024(a)(c)	217,980
BRAZIL—2.2%
USD	620	Banco do Brasil SA/Cayman (fixed rate to 04/15/2024, variable rate thereafter), 6.25%, 04/15/2024(a)(b)	609,547
USD	200	BRF SA, 5.75%, 03/21/2050(a)(c)	186,750
USD	196	Guara Norte Sarl, 5.20%, 06/15/2034(a)(d)	192,529
USD	230	Petrobras Global Finance BV, 5.60%, 10/03/2030(c)	240,580
			1,229,406
CANADA—0.4%
USD	103	NOVA Chemicals Corp., 4.25%, 05/15/2024(a)(c)	101,661
USD	125	Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 11/29/2021(a)(c)	127,519
			229,180
CHILE—1.0%
USD	330	Corp. Nacional del Cobre de Chile, 3.75%, 10/15/2030(a)(c)	349,612
USD	200	Empresa Nacional del Petroleo, 3.45%, 06/16/2031(a)(c)	189,750
			539,362
CHINA—4.0%
USD	200	China Aoyuan Group Ltd., 6.35%, 02/08/2023(a)(c)	90,298
USD	200	China Huadian Overseas Development 2018 Ltd., (fixed rate to 06/23/2025, variable rate thereafter), 3.38%, 06/23/2025(a)(b)	205,852
USD	200	CIFI Holdings Group Co. Ltd., 6.00%, 01/16/2023(a)(c)	195,056
USD	200	Country Garden Holdings Co. Ltd., 7.25%, 04/08/2023(a)(c)	205,934
USD	200	Huarong Finance II Co. Ltd., 5.00%, 11/19/2025(a)	197,500
USD	200	Kaisa Group Holdings Ltd., 11.95%, 11/29/2021(a)(c)	58,000
USD	200	Logan Group Co. Ltd., 7.50%, 11/29/2021(a)(c)	195,832
USD	200	Seazen Group Ltd., 6.00%, 08/12/2024(a)	178,012
USD	200	Shandong Iron And Steel Xinheng International Co., Ltd., 6.50%, 11/05/2023(a)	205,062
USD	265	Shimao Group Holdings Ltd., 5.60%, 07/15/2023(a)(c)	245,118
USD	200	Shimao Group Holdings Ltd., 6.13%, 02/21/2022(a)(c)	189,250
USD	200	Sunac China Holdings Ltd., 6.80%, 10/20/2023(a)(c)	141,972
USD	200	Zhenro Properties Group Ltd., 6.63%, 01/07/2024(a)(c)	139,592
			2,247,478
COLOMBIA—0.4%
USD	200	Bancolombia SA, (fixed rate to 12/18/2024, variable rate thereafter), 4.63%, 12/18/2024(c)	203,741
DOMINICAN REPUBLIC—0.4%
USD	202	AES Andres BV, 5.70%, 05/04/2024(a)(c)	206,979
ECUADOR—0.4%
USD	198	International Airport Finance SA, 12.00%, 03/15/2024(a)	214,921

14	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2021

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
FRANCE—0.8%
EUR	100	Altice France SA, 5.88%, 02/01/2022(a)(c)	$120,848
USD	200	BNP Paribas SA, (fixed rate to 02/25/2030, variable rate thereafter), 4.50%, 02/25/2030(a)(b)	196,500
EUR	100	La Financiere Atalian SASU, 4.00%, 11/08/2021(a)(c)	113,647
			430,995
GEORGIA—0.4%
USD	200	Bank of Georgia JSC, 6.00%, 07/26/2023(a)	209,944
GERMANY—2.7%
EUR	200	Aareal Bank AG, 6.64%, 04/30/2022(a)(b)(e)	234,581
EUR	100	CT Investment GmbH, 5.50%, 04/15/2023(a)(c)	117,334
GBP	100	Deutsche Bank AG, (fixed rate to 04/30/2026, variable rate thereafter), 7.13%, 04/30/2026(a)(b)	147,976
EUR	100	Gruenenthal GmbH, 3.63%, 05/15/2023(a)(c)	118,583
EUR	152	Nidda Healthcare Holding GmbH, 3.50%, 11/08/2021(a)(c)	172,902
EUR	250	PrestigeBidCo GmbH, 6.25%, 11/08/2021(a)(c)	289,723
EUR	60	Schaeffler AG, 2.88%, 12/26/2026(a)(c)	74,593
EUR	106	Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 01/15/2022(a)(c)	120,120
EUR	100	Tele Columbus AG, 3.88%, 11/29/2021(a)(c)	114,675
EUR	100	TK Elevator Midco GmbH, 4.38%, 07/15/2023(a)(c)	118,854
			1,509,341
HONDURAS—0.4%
USD	200	Inversiones Atlantida SA, 7.50%, 05/19/2023(a)(c)	206,502
INDIA—3.7%
USD	420	Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Pvt Ltd., 6.25%, 12/10/2024(a)	450,618
USD	200	Azure Power Solar Energy Pvt Ltd., 5.65%, 09/24/2022(a)(c)	210,000
USD	200	GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(a)	205,530
USD	200	India Green Power Holdings, 4.00%, 02/22/2024(a)	200,250
INR	50,000	Indiabulls Housing Finance Ltd., 9.00%, 09/26/2026	573,924
USD	200	REC Ltd., 5.25%, 11/13/2023(a)	213,626
USD	200	Vedanta Resources Ltd., 6.38%, 07/30/2022(a)	198,400
			2,052,348
INDONESIA—1.6%
USD	200	Medco Oak Tree Pte Ltd., 7.38%, 05/14/2023(a)(c)	214,500
USD	200	Medco Platinum Road Pte Ltd., 6.75%, 01/30/2022(a)(c)	208,400
USD	400	Perusahaan Perseroan Persero PT, 5.25%, 10/24/2042(a)	445,000
			867,900
ISRAEL—0.3%
USD	192	Energean Israel Finance Ltd., 4.88%, 12/30/2025(a)(c)	195,072
ITALY—0.4%
EUR	100	Golden Goose SpA, 4.88%, 11/14/2022(a)(c)(e)	114,390
EUR	100	Kedrion SpA, 3.38%, 05/15/2023(a)(c)	113,840
			228,230
JAPAN—0.4%
USD	210	SoftBank Group Corp., (fixed rate to 07/19/2023, variable rate thereafter), 6.00%, 07/19/2023(a)(b)	209,580

Aberdeen Global Income Fund, Inc.	15

Portfolio of Investments (continued)

October 31, 2021

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
KAZAKHSTAN—2.2%
USD	200	KazMunayGas National Co. JSC, 3.50%, 10/14/2032(a)(c)	$206,852
USD	870	KazMunayGas National Co. JSC, 5.75%, 04/19/2047(a)	1,048,820
			1,255,672
KUWAIT—0.4%
USD	200	MEGlobal Canada ULC, 5.00%, 05/18/2025(a)	218,968
LUXEMBOURG—2.1%
EUR	100	Albion Financing 1 SARL / Aggreko Holdings, Inc., 5.25%, 10/15/2023(a)(c)	116,042
USD	204	Altice Financing SA, 5.75%, 08/15/2024(a)(c)	200,685
EUR	100	Altice France Holding SA, 8.00%, 05/15/2022(a)(c)	122,478
USD	200	Altice France Holding SA, 10.50%, 05/15/2022(a)(c)	216,750
GBP	100	Cidron Aida Finco SARL, 6.25%, 04/01/2024(a)(c)	134,273
EUR	112	LHMC Finco 2 Sarl, 7.25%, 11/29/2021(a)(c)(f)	130,993
EUR	200	Matterhorn Telecom SA, 3.13%, 09/15/2022(a)(c)	228,538
			1,149,759
MEXICO—2.5%
USD	470	BBVA Bancomer SA, (fixed rate to 01/17/2028, variable rate thereafter), 5.13%, 01/17/2028(a)(c)	484,805
MXN	4,200	Petroleos Mexicanos, 7.19%, 09/12/2024(a)	194,191
USD	530	Petroleos Mexicanos, 7.69%, 07/23/2049(c)	506,150
USD	210	Sixsigma Networks Mexico SA de CV, 7.50%, 11/29/2021(a)(c)	204,225
			1,389,371
MOROCCO—0.5%
USD	255	Vivo Energy Investments BV, 5.13%, 09/24/2023(a)(c)	269,152
NETHERLANDS—1.9%
EUR	139	Lincoln Financing SARL, 3.63%, 11/29/2021(a)(c)	161,303
EUR	100	Lincoln Financing SARL, 3.88%, 11/29/2021(a)(c)(e)	115,455
EUR	100	Nobel Bidco BV, 3.13%, 06/15/2024(a)(c)	110,971
EUR	100	OCI NV, 3.13%, 11/29/2021(a)(c)	117,062
EUR	100	OCI NV, 3.63%, 10/15/2022(a)(c)	119,213
EUR	60	Stichting AK Rabobank Certificaten, 19.44%, 12/29/2049(a)(b)(g)	96,309
USD	200	VEON Holdings BV, 7.25%, 01/26/2023(a)(c)	212,540
USD	149	Ziggo BV, 5.50%, 01/15/2022(a)(c)	152,725
			1,085,578
NIGERIA—2.1%
USD	216	Access Bank PLC, 6.13%, 09/21/2026(a)	216,540
USD	230	IHS Netherlands Holdco BV, 8.00%, 09/18/2022(a)(c)	244,088
USD	297	SEPLAT Petroleum Development Co. PLC, 7.75%, 04/01/2023(a)(c)	305,316
USD	420	United Bank for Africa PLC, 7.75%, 06/08/2022(a)	427,687
			1,193,631
OMAN—0.4%
USD	230	Oztel Holdings SPC Ltd., 6.63%, 04/24/2028(a)	253,811
PERU—0.4%
USD	200	Petroleos del Peru SA, 5.63%, 06/19/2047(a)	203,000

16	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2021

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
PHILIPPINES—1.0%
USD	260	International Container Terminal Services, Inc., 4.75%, 06/17/2030(a)	$286,553
USD	243	Manila Water Co., Inc., 4.38%, 07/30/2025(a)(c)	254,218
			540,771
RUSSIA—1.3%
USD	230	Gazprom PJSC Via Gaz Capital SA, 4.95%, 03/23/2027(a)	252,861
USD	200	Home Credit & Finance Bank OOO Via Eurasia Capital SA., (Fixed rate to 02/07/2025, variable rate thereafter), 8.80%, 02/07/2025(a)(b)	204,720
USD	250	Sovcombank Via SovCom Capital DAC, (fixed rate to 05/06/2025, variable rate thereafter), 7.75%, 05/06/2025(a)(b)	256,550
			714,131
SINGAPORE—1.5%
USD	200	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.52%, 12/11/2023(a)(c)	213,075
USD	200	Parkway Pantai Ltd., (fixed rate to 07/27/2022, variable rate thereafter), 4.25%, 07/27/2022(a)(b)	200,100
USD	210	Puma International Financing SA, 5.00%, 11/08/2021(a)(c)	210,798
USD	210	Vena Energy Capital Pte Ltd., 3.13%, 02/26/2025(a)	213,793
			837,766
SOUTH AFRICA—2.0%
USD	210	Eskom Holdings SOC Ltd., 7.13%, 02/11/2025(a)	218,400
USD	446	Liquid Telecommunications Financing PLC, 5.50%, 03/04/2023(a)(c)	462,725
USD	400	Sasol Financing USA LLC, 5.50%, 03/18/2030(c)	410,920
			1,092,045
SPAIN—0.4%
USD	200	Banco Bilbao Vizcaya Argentaria SA, Series 9 (fixed rate to 03/05/2025, variable rate thereafter), 6.50%, 03/05/2025(b)	214,500
SWEDEN—0.4%
EUR	100	Intrum AB, 3.50%, 07/15/2022(a)(c)	115,254
EUR	100	Verisure Holding AB, 3.88%, 07/15/2022(a)(c)	117,780
			233,034
SWITZERLAND—0.6%
USD	150	Consolidated Energy Finance SA, 5.63%, 10/15/2024(a)(c)	149,265
USD	200	Credit Suisse Group AG, (fixed rate to 12/18/2024, variable rate thereafter), 6.25%, 12/18/2024(a)(b)	215,000
			364,265
TANZANIA—0.4%
USD	200	HTA Group Ltd., 7.00%, 06/18/2022(a)(c)	208,972
TRINIDAD—0.7%
USD	400	Trinidad Generation UnLtd, 5.25%, 11/04/2027(a)(d)	405,004
TURKEY—1.2%
USD	200	Akbank T.A.S., (fixed rate to 03/16/2022, variable rate thereafter), 7.20%, 03/16/2022(a)(c)	200,620
USD	200	Hazine Mustesarligi Varlik Kiralama, 5.13%, 06/22/2026(a)	196,290
USD	290	TC Ziraat Bankasi AS, 5.38%, 03/02/2026(a)	279,026
			675,936

Aberdeen Global Income Fund, Inc.	17

Portfolio of Investments (continued)

October 31, 2021

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UKRAINE—1.2%
USD	206	Kernel Holding SA, 6.75%, 10/27/2023(a)(c)	$218,405
USD	220	Metinvest BV, 8.50%, 01/23/2026(a)(c)	247,135
USD	200	Ukraine Railways Via Rail Capital Markets PLC, 8.25%, 07/09/2024(a)	208,000
			673,540
UNITED ARAB EMIRATES—1.1%
USD	200	MAF Global Securities Ltd., (fixed rate to 03/20/2026, variable rate thereafter), 6.38%, 03/20/2026(a)(b)	218,542
USD	370	MAF Global Securities Ltd., (fixed rate to 09/07/2022, variable rate thereafter), 5.50%, 09/07/2022(a)(b)	373,774
			592,316
UNITED KINGDOM—3.7%
GBP	200	Arqiva Broadcast Finance PLC, 6.75%, 11/29/2021(a)(c)	277,925
GBP	124	Bellis Acquisition Co. PLC, 4.50%, 02/16/2026	169,700
EUR	125	eG Global Finance PLC, 6.25%, 11/29/2021(a)(c)	146,335
USD	200	Ithaca Energy North Sea PLC, 9.00%, 07/15/2023(a)(c)	207,040
GBP	175	Moto Finance PLC, 4.50%, 11/29/2021(a)(c)	235,784
GBP	150	Phoenix Group Holdings, 6.63%, 12/18/2025(a)	240,909
USD	200	Standard Chartered PLC, (fixed rate to 04/02/2023, variable rate thereafter), 7.75%, 04/02/2023(a)(b)	213,500
GBP	100	TalkTalk Telecom Group Ltd., 3.88%, 02/20/2022(a)(c)	133,092
GBP	125	Very Group Funding PLC (The), 6.50%, 08/01/2023(a)(c)	170,077
GBP	200	Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/2023(a)(c)	274,395
			2,068,757
UNITED STATES—31.0%
USD	126	99 Escrow Issuer, Inc., 7.50%, 01/15/2023(a)(c)	113,400
USD	232	Academy Ltd., 6.00%, 11/15/2023(a)(c)	247,080
USD	229	ACI Worldwide, Inc., 5.75%, 11/29/2021(a)(c)	239,305
USD	163	Adams Homes, Inc., 7.50%, 02/15/2022(a)(c)	169,927
EUR	100	Adient Global Holdings Ltd., 3.50%, 05/15/2024(a)(c)	116,900
USD	80	Adient US LLC, 9.00%, 04/15/2022(a)(c)	85,600
USD	69	Aethon United BR LP / Aethon United Finance Corp., 8.25%, 02/15/2023(a)(c)	74,120
USD	182	Affinity Gaming, 6.88%, 12/01/2023(a)(c)	188,679
USD	16	Apache Corp., 4.38%, 07/15/2028(c)	17,197
USD	195	Austin BidCo, Inc., 7.13%, 12/15/2023(a)(c)	201,337
USD	148	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.38%, 03/01/2024(a)(c)	155,770
USD	314	Ball Corp., 2.88%, 05/15/2030(c)	301,832
USD	34	Ball Corp., 3.13%, 06/15/2031(c)	33,065
USD	115	Bausch Health Americas, Inc., 8.50%, 07/31/2022(a)(c)	122,044
USD	62	Bausch Health Cos., Inc., 4.88%, 06/01/2024(a)(c)	63,848
USD	139	Berry Global, Inc., 4.50%, 11/29/2021(a)(c)	141,085
USD	134	Boyd Gaming Corp., 8.63%, 06/01/2022(a)(c)	144,385
USD	130	Carnival Corp., 6.00%, 11/01/2024(a)(c)	129,919
USD	95	Carnival Corp., 10.50%, 08/01/2023(a)(c)	110,390
USD	134	Catalent Pharma Solutions, Inc., 3.50%, 04/01/2025(a)(c)	132,995
USD	151	CCM Merger, Inc., 6.38%, 11/01/2022(a)(c)	158,172
USD	138	CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 01/15/2028(a)(c)	133,834
USD	38	CCO Holdings LLC / CCO Holdings Capital Corp., 5.38%, 06/01/2024(a)(c)	40,831
USD	74	Cedar Fair LP, 5.25%, 07/15/2024(c)	76,681
USD	70	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.50%, 10/01/2023(c)	75,075
USD	100	Cengage Learning, Inc., 9.50%, 11/29/2021(a)(c)	102,000
USD	23	Centene Corp., 4.25%, 12/15/2022(c)	24,093
USD	39	Centene Corp., 4.63%, 12/15/2024(c)	42,071

18	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2021

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	82	ChampionX Corp., 6.38%, 11/09/2021(c)	$85,793
USD	120	Cheniere Energy Partners LP, 4.50%, 10/01/2024(c)	128,122
USD	48	Cheniere Energy, Inc., 4.63%, 10/15/2023(c)	50,338
USD	160	Cimpress PLC, 7.00%, 11/29/2021(a)(c)	166,200
USD	165	Cincinnati Bell, Inc., 8.00%, 11/29/2021(a)(c)	171,845
USD	112	Clean Harbors, Inc., 4.88%, 07/15/2022(a)(c)	116,620
USD	16	Clean Harbors, Inc., 5.13%, 07/15/2024(a)(c)	17,320
USD	85	Cleveland-Cliffs, Inc., 9.88%, 10/17/2022(a)(c)	97,325
USD	207	Cogent Communications Group, Inc., 5.38%, 12/01/2021(a)(c)	207,776
USD	90	Coinbase Global, Inc., 3.38%, 10/01/2024(a)(c)	86,850
USD	89	Coinbase Global, Inc., 3.63%, 10/01/2026(a)(c)	84,773
USD	60	Colgate Energy Partners III LLC, 5.88%, 07/01/2024(a)(c)	61,425
USD	37	Consensus Cloud Solutions, Inc., 6.00%, 10/15/2023(a)(c)	37,786
USD	104	Consensus Cloud Solutions, Inc., 6.50%, 10/15/2026(a)(c)	108,160
USD	13	Consolidated Communications, Inc., 5.00%, 10/01/2023(a)(c)	13,130
USD	100	Consolidated Communications, Inc., 6.50%, 10/01/2023(a)(c)	106,489
USD	75	Continental Resources, Inc., 4.38%, 10/15/2027(c)	81,844
USD	75	Continental Resources, Inc., 5.75%, 07/15/2030(a)(c)	89,813
USD	87	Cornerstone Building Brands, Inc., 6.13%, 09/15/2023(a)(c)	90,263
USD	78	DT Midstream, Inc., 4.13%, 06/15/2024(a)(c)	78,558
USD	63	DT Midstream, Inc., 4.38%, 06/15/2026(a)(c)	63,829
USD	81	Encompass Health Corp., 4.50%, 02/01/2023(c)	82,466
USD	37	Encompass Health Corp., 4.75%, 02/01/2025(c)	37,925
USD	45	Encompass Health Corp., 5.13%, 11/29/2021(c)	45,000
USD	108	Energy Transfer LP, (fixed rate to 05/15/2025, variable rate thereafter), 6.75%, 05/15/2025(b)	110,700
USD	92	Enviva Partners LP / Enviva Partners Finance Corp., 6.50%, 11/29/2021(a)(c)	95,152
USD	9	EQT Corp., 3.13%, 05/15/2023(a)(c)	9,068
USD	62	EQT Corp., 3.63%, 05/15/2030(a)(c)	63,318
USD	6	EQT Corp., 5.00%, 07/15/2028(c)	6,666
USD	80	EQT Corp., 6.63%, 01/01/2025(c)	90,000
USD	126	Ford Motor Co., 8.50%, 04/21/2023	138,159
USD	127	Ford Motor Co., 9.00%, 03/22/2025(c)	152,717
USD	243	Ford Motor Co., 9.63%, 01/22/2030(c)	350,073
USD	101	Frontier Communications Holdings LLC, 6.00%, 10/15/2024(a)(c)	101,478
USD	65	FXI Holdings, Inc., 7.88%, 11/29/2021(a)(c)	66,219
USD	68	FXI Holdings, Inc., 12.25%, 11/15/2022(a)(c)	75,652
USD	83	GCI LLC, 4.75%, 10/15/2023(a)(c)	85,905
USD	94	General Motors Financial Co., Inc., (fixed rate to 09/30/2027, variable rate thereafter), 5.75%, 09/30/2027(b)	101,755
USD	90	GLP Capital LP / GLP Financing II, Inc., 5.38%, 08/01/2023(c)	96,560
USD	137	Goodyear Tire & Rubber Co. (The), 5.00%, 04/15/2029(a)(c)	144,535
USD	21	Goodyear Tire & Rubber Co. (The), 5.25%, 04/15/2031(a)(c)	22,348
USD	230	Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/2022(c)	250,672
USD	131	Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2024(a)(c)	133,262
USD	68	HCA, Inc., 5.38%, 02/01/2025	75,650
USD	114	HCA, Inc., 5.88%, 08/15/2025(c)	129,817
USD	125	Hess Midstream Operations LP, 4.25%, 02/15/2025(a)(c)	125,000
USD	150	Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 02/01/2024(a)(c)	152,250
USD	95	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 5.00%, 06/01/2024(a)(c)	96,876
USD	136	Howmet Aerospace, Inc., 3.00%, 11/15/2028(c)	133,960
USD	76	Howmet Aerospace, Inc., 5.95%, 02/01/2037	91,452
USD	7	Howmet Aerospace, Inc., 6.88%, 04/01/2025(c)	8,111

Aberdeen Global Income Fund, Inc.	19

Portfolio of Investments (continued)

October 31, 2021

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	200	Hyundai Capital America, 6.38%, 01/08/2030(a)(c)	$253,663
EUR	179	International Game Technology PLC, 3.50%, 06/15/2022(a)(c)	211,772
USD	60	Iron Mountain, Inc., 4.88%, 09/15/2024(a)(c)	61,986
USD	23	Iron Mountain, Inc., 5.00%, 07/15/2023(a)(c)	23,690
USD	140	Iron Mountain, Inc., 5.25%, 12/27/2022(a)(c)	145,950
USD	65	Iron Mountain, Inc., 5.25%, 07/15/2025(a)(c)	67,874
USD	179	ITT Holdings LLC, 6.50%, 08/01/2024(a)(c)	179,447
USD	180	JPMorgan Chase & Co., (fixed rate to 11/01/2022, variable rate thereafter), 4.63%, 11/01/2022(b)	181,350
UAH	9,500	JPMorgan Chase Bank NA, 11.67%, 11/27/2023(a)	351,320
USD	93	Kraton Polymers LLC / Kraton Polymers Capital Corp., 4.25%, 12/15/2022(a)(c)	96,139
USD	129	LD Holdings Group LLC, 6.13%, 04/01/2024(a)(c)	118,196
USD	280	Lennar Corp., 4.88%, 09/15/2023(c)	300,188
USD	212	LogMeIn, Inc., 5.50%, 09/01/2023(a)(c)	212,189
USD	4	Macy's Retail Holdings LLC, 3.63%, 03/01/2024(c)	4,134
USD	139	Macy's Retail Holdings LLC, 5.88%, 04/01/2024(a)(c)	148,130
USD	102	MajorDrive Holdings IV LLC, 6.38%, 06/01/2024(a)(c)	98,124
USD	13	Marriott Ownership Resorts, Inc., 4.50%, 06/15/2024(a)(c)	13,000
USD	119	Marriott Ownership Resorts, Inc., 4.75%, 09/15/2022(c)	121,082
USD	48	Mauser Packaging Solutions Holding Co., 7.25%, 11/29/2021(a)(c)	46,475
USD	96	Michaels Cos Inc.(The), 5.25%, 11/01/2023(a)(c)	96,960
USD	77	Midcontinent Communications / Midcontinent Finance Corp., 5.38%, 08/15/2022(a)(c)	79,888
USD	88	Millennium Escrow Corp., 6.63%, 08/01/2023(a)(c)	89,434
USD	111	Minerals Technologies, Inc., 5.00%, 07/01/2023(a)(c)	114,323
USD	181	Mozart Debt Merger Sub, Inc., 3.88%, 10/01/2024(a)(c)	180,095
USD	178	Navient Corp., 5.50%, 01/25/2023	186,110
USD	61	Navient Corp., 6.50%, 06/15/2022	62,754
USD	150	NCL Corp. Ltd., 10.25%, 08/01/2023(a)(c)	172,320
USD	21	NCL Finance Ltd., 6.13%, 12/15/2027(a)(c)	21,184
USD	95	Netflix, Inc., 5.88%, 11/15/2028	115,634
USD	87	New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2024(a)(c)	87,773
USD	72	Nielsen Finance LLC / Nielsen Finance Co., 5.63%, 10/01/2023(a)(c)	74,861
USD	22	Nielsen Finance LLC / Nielsen Finance Co., 5.88%, 10/01/2025(a)(c)	23,030
USD	28	Novelis Corp., 3.25%, 11/15/2023(a)(c)	27,930
USD	28	Novelis Corp., 3.88%, 08/15/2026(a)(c)	27,336
USD	54	Novelis Corp., 4.75%, 01/30/2025(a)(c)	56,160
USD	15	NRG Energy, Inc., 3.38%, 02/15/2024(a)(c)	14,625
USD	38	NRG Energy, Inc., 3.63%, 02/15/2026(a)(c)	36,984
USD	68	NRG Energy, Inc., 3.88%, 02/15/2027(a)(c)	66,640
USD	134	NRG Energy, Inc., 5.25%, 06/15/2024(a)(c)	142,710
USD	72	Occidental Petroleum Corp., 3.00%, 11/15/2026(c)	72,000
USD	26	Occidental Petroleum Corp., 5.50%, 09/01/2025(c)	28,600
USD	22	Occidental Petroleum Corp., 5.55%, 12/15/2025(c)	24,283
USD	115	Occidental Petroleum Corp., 6.38%, 03/01/2028(c)	134,795
USD	46	Occidental Petroleum Corp., 6.63%, 03/01/2030(c)	56,288
USD	82	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 4.88%, 05/15/2024(a)(c)	83,025
USD	149	Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2022(a)(c)	156,435
USD	124	Playtika Holding Corp., 4.25%, 03/15/2024(a)(c)	124,347
USD	118	Post Holdings, Inc., 5.63%, 12/01/2022(a)(c)	123,157
USD	125	Qwest Capital Funding, Inc., 6.88%, 07/15/2028	134,375
USD	125	Qwest Capital Funding, Inc., 7.75%, 02/15/2031	139,182
USD	97	Rattler Midstream LP, 5.63%, 07/15/2022(a)(c)	101,365

20	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2021

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	33	Royal Caribbean Cruises Ltd., 11.50%, 06/01/2022(a)(c)	$37,558
USD	94	Sabre GLBL, Inc., 7.38%, 09/01/2022(a)(c)	99,875
USD	76	Sealed Air Corp., 6.88%, 07/15/2033(a)	97,470
USD	84	Select Medical Corp., 6.25%, 08/15/2022(a)(c)	87,861
USD	228	Sirius XM Radio, Inc., 5.50%, 07/01/2024(a)(c)	245,955
USD	70	Six Flags Entertainment Corp., 4.88%, 11/29/2021(a)(c)	70,525
USD	121	Six Flags Theme Parks, Inc., 7.00%, 07/01/2022(a)(c)	128,562
USD	62	Spirit AeroSystems, Inc., 4.60%, 03/15/2028(c)	61,210
USD	96	Spirit AeroSystems, Inc., 7.50%, 04/15/2022(a)(c)	101,352
USD	145	Staples, Inc., 7.50%, 04/15/2022(a)(c)	146,565
USD	35	Staples, Inc., 10.75%, 04/15/2022(a)(c)	33,425
USD	128	Starwood Property Trust, Inc., 3.63%, 01/15/2026(a)(c)	128,000
USD	191	SunCoke Energy, Inc., 4.88%, 06/30/2024(a)(c)	189,567
USD	123	Tempur Sealy International, Inc., 3.88%, 10/15/2026(a)(c)	121,887
USD	127	Tenet Healthcare Corp., 4.63%, 11/29/2021(c)	128,587
USD	95	Tenet Healthcare Corp., 6.13%, 10/01/2023(a)(c)	99,745
USD	51	Tenneco, Inc., 5.13%, 04/15/2024(a)(c)	50,554
USD	115	Travel + Leisure Co., 5.65%, 02/01/2024(c)	124,608
USD	174	Turning Point Brands, Inc., 5.63%, 02/15/2023(a)(c)	176,392
USD	70	Unifrax Escrow Issuer Corp., 5.25%, 09/30/2024(a)(c)	69,825
USD	23	Unifrax Escrow Issuer Corp., 7.50%, 09/30/2024(a)(c)	22,856
USD	97	Univision Communications, Inc., 6.63%, 06/01/2023(a)(c)	104,936
USD	199	USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 09/01/2022(c)	206,711
USD	46	Venture Global Calcasieu Pass LLC, 3.88%, 02/15/2029(a)(c)	46,805
USD	46	Venture Global Calcasieu Pass LLC, 4.13%, 02/15/2031(a)(c)	47,608
USD	63	Vertiv Group Corp., 4.13%, 11/15/2024(a)(c)	62,606
USD	65	Viking Cruises Ltd., 13.00%, 05/15/2022(a)(c)	74,425
USD	151	Vine Energy Holdings LLC, 6.75%, 04/15/2024(a)(c)	162,136
USD	55	Vistra Operations Co. LLC, 4.38%, 05/01/2024(a)(c)	54,450
USD	186	VM Consolidated, Inc., 5.50%, 04/15/2024(a)(c)	188,557
USD	123	Wolverine World Wide, Inc., 4.00%, 08/15/2024(a)(c)	121,439
			17,240,004
ZAMBIA—0.4%
USD	230	First Quantum Minerals Ltd., 7.50%, 11/08/2021(a)(c)	238,050
		Total Corporate Bonds—80.2% (cost $44,316,625)	44,631,064
GOVERNMENT BONDS—52.5%
ANGOLA—1.5%
USD	760	Angolan Government International Bond, 9.50%, 11/12/2025(a)	821,242
ARGENTINA—1.5%
USD	512	Argentine Republic Government International Bond, 0.50%, 11/29/2021(g)	174,654
USD	71	Argentine Republic Government International Bond, 1.00%, 11/29/2021	25,844
USD	755	Argentine Republic Government International Bond, 1.13%, 11/29/2021(g)	232,887
USD	1,293	Argentine Republic Government International Bond, 1.13%, 11/29/2021(g)	408,139
			841,524
ARMENIA—0.8%
USD	450	Republic of Armenia International Bond, 3.95%, 09/26/2029(a)	437,625

Aberdeen Global Income Fund, Inc.	21

Portfolio of Investments (continued)

October 31, 2021

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
AUSTRALIA—5.8%
AUD	2,900	Australia Government Bond, 2.75%, 11/21/2029(a)	$2,316,179
AUD	1,100	Queensland Treasury Corp., 3.50%, 08/21/2030(a)	909,075
			3,225,254
BAHAMAS—1.0%
USD	560	Bahamas Government International Bond, 8.95%, 07/15/2032(a)	543,200
BAHRAIN—1.4%
USD	390	Bahrain Government International Bond, 4.25%, 01/25/2028(a)	382,785
USD	229	Bahrain Government International Bond, 5.45%, 09/16/2032(a)	223,939
USD	210	Bahrain Government International Bond, 6.25%, 01/25/2051(a)	195,482
			802,206
BELARUS—1.2%
USD	200	Republic of Belarus Ministry of Finance, 5.88%, 02/24/2026(a)	183,988
USD	590	Republic of Belarus Ministry of Finance, 6.38%, 02/24/2031(a)	510,999
			694,987
BENIN—0.2%
EUR	100	Benin Government International Bond, 6.88%, 01/19/2052(a)(d)	115,787
BRAZIL—2.0%
BRL	2,100	Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2029	334,914
BRL	2,076	Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2027	339,132
USD	370	Brazilian Government International Bond, 7.13%, 01/20/2037	433,355
			1,107,401
COLOMBIA—0.4%
USD	200	Colombia Government International Bond, 5.20%, 11/15/2048(c)	201,262
DOMINICAN REPUBLIC—2.2%
USD	1,230	Dominican Republic International Bond, 5.88%, 01/30/2060(a)	1,205,400
ECUADOR—0.8%
USD	82	Ecuador Government International Bond, Zero Coupon, 07/31/2030(a)(d)(h)	43,524
USD	262	Ecuador Government International Bond, 0.50%, 07/31/2040(a)(d)(g)	156,246
USD	279	Ecuador Government International Bond, 5.00%, 07/31/2030(a)(d)(g)	231,819
			431,589
EGYPT—3.5%
EGP	9,000	Egypt Government Bond, 14.48%, 04/06/2026	573,440
USD	405	Egypt Government International Bond, 7.60%, 03/01/2029(a)	407,025
USD	200	Egypt Government International Bond, 7.63%, 05/29/2032(a)	193,370
USD	860	Egypt Government International Bond, 7.90%, 02/21/2048(a)	756,422
			1,930,257
EL SALVADOR—0.6%
USD	280	El Salvador Government International Bond, 5.88%, 01/30/2025(a)	222,600
USD	150	El Salvador Government International Bond, 9.50%, 01/15/2052(a)(c)	123,000
			345,600
GEORGIA—0.6%
USD	306	Georgia Government International Bond, 2.75%, 04/22/2026(a)	307,181

22	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2021

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
GHANA—1.6%
USD	365	Ghana Government International Bond, 7.75%, 04/07/2029(a)(d)	$324,443
USD	620	Ghana Government International Bond, 7.63%, 05/16/2029(a)(d)	545,833
			870,276
INDONESIA—7.1%
USD	650	Indonesia Government International Bond, 3.50%, 01/11/2028	701,227
USD	1,180	Indonesia Government International Bond, 3.70%, 10/30/2049	1,225,347
USD	100	Indonesia Government International Bond, 7.75%, 01/17/2038(a)	149,574
IDR	2,600,000	Indonesia Treasury Bond, 5.63%, 05/15/2023	188,290
IDR	780,000	Indonesia Treasury Bond, 6.50%, 06/15/2025	58,001
IDR	341,000	Indonesia Treasury Bond, 7.00%, 09/15/2030	25,333
IDR	6,535,000	Indonesia Treasury Bond, 7.50%, 04/15/2040	484,423
IDR	14,800,000	Indonesia Treasury Bond, 8.13%, 05/15/2024	1,141,274
			3,973,469
IRAQ—1.1%
USD	203	Iraq International Bond, 5.80%, 12/13/2021(a)	197,450
USD	400	Iraq International Bond, 6.75%, 03/09/2023(a)	408,120
			605,570
KENYA—2.0%
USD	620	Kenya Government International Bond, 6.88%, 06/24/2024(a)	667,966
USD	410	Kenya Government International Bond, 8.25%, 02/28/2048(a)	425,904
			1,093,870
MALAYSIA—1.7%
MYR	1,000	Malaysia Government Bond, 3.76%, 05/22/2040	227,194
MYR	800	Malaysia Government Bond, 3.83%, 07/05/2034	187,098
MYR	1,100	Malaysia Government Bond, 4.07%, 06/15/2050	251,842
MYR	1,100	Malaysia Government Bond, 4.23%, 06/30/2031	276,140
			942,274
MEXICO—0.6%
MXN	7,000	Mexican Bonos, 7.75%, 11/13/2042	333,598
NIGERIA—0.7%
USD	200	Nigeria Government International Bond, 7.14%, 02/23/2030(a)	201,622
USD	200	Nigeria Government International Bond, 7.63%, 11/28/2047(a)	186,492
			388,114
OMAN—1.4%
USD	770	Oman Government International Bond, 7.00%, 01/25/2051(a)	801,986
PERU—0.6%
PEN	1,350	Peruvian Government International Bond, 6.90%, 08/12/2037(a)	342,160
RUSSIA—4.3%
RUB	57,000	Russian Federal Bond – OFZ, 7.05%, 01/19/2028	761,487
RUB	26,000	Russian Federal Bond – OFZ, 7.60%, 07/20/2022	366,070
RUB	26,000	Russian Federal Bond – OFZ, 7.70%, 03/23/2033	357,720
USD	800	Russian Foreign Bond – Eurobond, 4.75%, 05/27/2026(a)	897,000
			2,382,277

Aberdeen Global Income Fund, Inc.	23

Portfolio of Investments (continued)

October 31, 2021

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
RWANDA—0.7%
USD	400	Rwanda International Government Bond, 5.50%, 08/09/2031(a)	$407,096
SAUDI ARABIA—0.8%
USD	410	Saudi Government International Bond, 4.38%, 04/16/2029(a)	468,769
SOUTH AFRICA—0.7%
ZAR	6,500	Republic of South Africa Government Bond, 9.00%, 01/31/2040	362,421
TURKEY—1.1%
USD	630	Turkey Government International Bond, 6.00%, 03/25/2027	621,495
UKRAINE—3.4%
EUR	400	Ukraine Government International Bond, 6.75%, 06/20/2026(a)	497,080
USD	1,310	Ukraine Government International Bond, 7.75%, 09/01/2025(a)	1,413,296
			1,910,376
URUGUAY—0.8%
USD	146	Uruguay Government International Bond, 7.63%, 03/21/2036(d)	219,351
USD	165	Uruguay Government International Bond, 7.88%, 01/15/2033	243,624
			462,975
UZBEKISTAN—0.4%
USD	252	Republic of Uzbekistan International Bond, 3.70%, 11/25/2030(a)	243,604
		Total Government Bonds—52.5% (cost $29,520,108)	29,220,845
WARRANTS—0.0%
UNITED STATES—0.0%
BRL	73,666	DELCO, Series A(i)(j)(k)	–
BRL	61,465	OAS S.A.(i)(j)(k)	–
		Total Warrants — –% (cost $419,999)	–
SHORT-TERM INVESTMENT—3.3%
UNITED STATES—3.3%
USD	1,841,834	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(l)	1,841,834
		Total Short-Term Investment—3.3% (cost $1,841,834)	1,841,834
		Total Investments—136.0% (cost $76,098,566)(m)	75,693,743
		Liabilities in Excess of Other Assets—(36.0)%	(20,027,642)
		Net Assets—100.0%	$55,666,101

(a)	Denotes a restricted security.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(c)	The maturity date presented for these instruments represents the next call/put date.
(d)	Sinkable security.
(e)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(f)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.
(g)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.

24	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2021

(h)	Issued with a zero coupon.
(i)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(j)	Illiquid security.
(k)	Non-Income Producing Security.
(l)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.
(m)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AUD—Australian Dollar

BRL—Brazilian Real

CNY—Chinese Yuan Renminbi

EGP—Egyptian Pound

EUR—Euro Currency

GBP—British Pound Sterling

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PEN—Peruvian Sol

PHP—Philippine Peso

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

UAH—Ukraine hryvna

USD—U.S. Dollar

ZAR—South African Rand

At October 31, 2021, the Fund's open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
01/24/2022	UBS AG	AUD	6,145,931	USD	4,626,398	$ 4,624,319	$ (2,079)
Chinese Renminbi/United States Dollar
12/21/2021	UBS AG	CNY	24,193,560	USD	3,730,245	3,760,793	30,548
Philippine Peso/United States Dollar
12/06/2021	Royal Bank of Canada	PHP	72,595,500	USD	1,415,633	1,435,160	19,527
Singapore Dollar/United States Dollar
12/17/2021	Royal Bank of Canada	SGD	4,250,000	USD	3,122,656	3,151,043	28,387
South Korean Won/United States Dollar
12/06/2021	Citibank N.A.	KRW	3,896,568,000	USD	3,338,790	3,315,950	(22,840)
Thai Baht/United States Dollar
12/15/2021	State Street Bank and Trust Company	THB	64,050,000	USD	1,942,245	1,929,723	(12,522)
						$ 18,216,988	$ 41,021

Aberdeen Global Income Fund, Inc.	25

Portfolio of Investments (concluded)

October 31, 2021

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
11/24/2021	Deutsche Bank AG	USD	745,436	BRL	3,922,000	$ 692,058	$ 53,378
United States Dollar/British Pound
11/24/2021	UBS AG	USD	1,645,643	GBP	1,192,000	1,631,306	14,337
United States Dollar/Euro
11/24/2021	Royal Bank of Canada	USD	3,936,464	EUR	3,379,000	3,907,771	28,693
United States Dollar/Indonesian Rupiah
12/06/2021	Citibank N.A.	USD	205,546	IDR	2,964,000,000	207,652	(2,106)
United States Dollar/New Russian Ruble
11/24/2021	UBS AG	USD	479,867	RUB	35,857,000	504,396	(24,529)
United States Dollar/South African Rand
01/13/2022	Citibank N.A.	USD	37,994	ZAR	581,000	37,690	304
						$ 6,980,873	$ 70,077
Total unrealized appreciation on open forward foreign currency exchange contracts							$ 175,174
Total unrealized depreciation on open forward foreign currency exchange contracts							$ (64,076)

*  Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2021, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
					3-month
USD	100,000	11/04/2024	Citibank	Receive	LIBOR Index	2.44%	$ –	$ (5,579)	$ (5,579)
					3-month
USD	1,000,000	06/10/2027	Citibank	Receive	LIBOR Index	0.70%	–	29,164	29,164
					3-month
USD	13,500,000	10/25/2027	Citibank	Receive	LIBOR Index	2.36%	–	(820,252)	(820,252)
					3-month
USD	300,000	09/21/2028	Citibank	Receive	LIBOR Index	1.17%	–	4,119	4,119
					3-month
USD	700,000	07/23/2029	Citibank	Receive	LIBOR Index	1.97%	–	(30,829)	(30,829)
					3-month
USD	2,000,000	04/22/2030	Citibank	Receive	LIBOR Index	0.70%	–	127,032	127,032
					3-month
USD	1,000,000	05/06/2030	Citibank	Receive	LIBOR Index	0.62%	(504)	68,551	68,047
					3-month
USD	2,000,000	06/02/2031	Citibank	Receive	LIBOR Index	0.71%	–	144,819	144,819
					3-month
USD	1,300,000	07/16/2031	Citibank	Receive	LIBOR Index	1.36%	–	16,993	16,993
							$ (504)	$ (465,982)	$ (466,486)

See accompanying Notes to Financial Statements.

26	Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2021

Assets
Investments, at value (cost $74,256,732)	$73,851,909
Short-term investments, at value (cost $1,841,834)	1,841,834
Cash at broker for interest rate swaps	792,800
Foreign currency, at value (cost $282,226)	263,242
Cash at broker for forward foreign currency contracts	30,000
Interest and dividends receivable	1,103,942
Unrealized appreciation on forward foreign currency exchange contracts	175,174
Receivable for common shares sold	10,836
Prepaid expenses in connection with the at-the-market stock offering (Note 5)	67,676
Prepaid expenses in connection with the shelf registration (Note 5)	65,040
Prepaid expenses in connection with revolving credit facility (Note 7)	51,978
Prepaid expenses	3,148
Total assets	78,257,579
Liabilities
Revolving credit facility payable (Note 7)	21,900,000
Payable for investments purchased	299,700
Unrealized depreciation on forward foreign currency exchange contracts	64,076
Investment management fees payable (Note 3)	51,207
Due to custodian	41,532
Variation margin payable for centrally cleared swaps	38,403
Interest payable on bank loan	18,031
Cash due to broker for forward foreign currency contracts	10,000
Administration fees payable (Note 3)	9,847
Deferred foreign capital gains tax	9,570
Investor relations fees payable (Note 3)	4,244
Other accrued expenses	144,868
Total liabilities	22,591,478

Net Assets	$55,666,101
Composition of Net Assets
Common stock (par value $.001 per share) (Note 5)	$8,863
Paid-in capital in excess of par	61,892,721
Distributable accumulated loss	(6,235,483)
Net Assets	$55,666,101
Net asset value per share based on 8,863,181 shares issued and outstanding	$6.28

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	27

Statement of Operations

For the Year Ended October 31, 2021

Net Investment Income:
Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $30,875)	$4,233,309
Total Investment Income	4,233,309
Expenses:
Investment management fee (Note 3)	518,598
Director fees and expenses	242,348
Administration fee (Note 3)	99,730
Bank loan fees and expenses	96,625
Independent auditors' fees and expenses	84,236
Custodian fees and expenses	74,956
Investor relations fees and expenses (Note 3)	55,472
Reports to shareholders and proxy solicitation	45,335
Transfer agent's fees and expenses	29,659
Legal fees and expenses	18,324
Insurance expense	16,677
Miscellaneous	32,455
Total operating expenses, excluding interest expense	1,314,415
Interest expense (Note 7)	254,609
Total operating expenses before reimbursed/waived expenses	1,569,024
Less: Investor relations fee waiver (Note 3)	(26,014)
Net operating expenses	1,543,010

Net Investment Income	2,690,299
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions (including $8,174 capital gains tax)	631,891
Interest rate swaps	(343,899)
Forward foreign currency exchange contracts	92,691
Foreign currency transactions	(439,043)
(58,360)
Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $1,968)	60,822
Interest rate swaps	1,158,076
Forward foreign currency exchange contracts	(33,778)
Foreign currency translation	987,802
2,172,922
Net gain from investments, interest rate swaps, forward foreign currency exchange contracts and foreign currency transactions	2,114,562
Net Increase in Net Assets Resulting from Operations	$4,804,861

See Notes to Financial Statements.

28	Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$ 2,690,299	$ 2,814,241
Net realized gain/(loss) from investments, interest rate swaps and futures contracts	287,992	(1,433,868)
Net realized loss from forward foreign currency exchange contracts and foreign currency transactions	(346,352)	(1,421,697)
Net change in unrealized appreciation/(depreciation) on investments and interest rate swaps	1,218,898	(4,280,503)
Net change in unrealized appreciation on forward foreign currency exchange contracts and foreign currency translation	954,024	423,307
Net increase/(decrease) in net assets resulting from operations	4,804,861	(3,898,520)
Distributions to Shareholders From:
Distributable earnings	(1,828,954)	(1,521,227)
Tax return of capital	(5,515,678)	(5,808,228)
Net decrease in net assets from distributions	(7,344,632)	(7,329,455)
Proceeds from at the market stock offering resulting in the issuance of 116,834 and 0 shares of common stock, respectively (Note 5)	934,799	–
Expenses in connection with the at-the-market stock offering (Note 5)	(3,372)	–
Expenses in connection with the shelf offering (Note 5)	(1,252)	–
Reinvestment of dividends resulting in the issuance of 15,401 and 6,157 shares of common stock, respectively	127,348	40,882
Change in net assets from capital transactions	1,057,523	40,882
Change in net assets	(1,482,248)	(11,187,093)
Net Assets:
Beginning of year	57,148,349	68,335,442
End of year	$55,666,101	$57,148,349

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	29

Statement of Cash Flows

For the Year Ended October 31, 2021

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$ 4,804,861
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(34,299,759)
Investments sold and principal repayments	36,948,896
Increase in short-term investments, excluding foreign government securities	(1,124,904)
Net amortization/accretion of premium (discount)	100,007
Increase in receivable for common shares sold	(343)
Decrease in cash at broker for forward foreign currency exchange contracts	(70,000)
Decrease in interest and dividends receivable	19,430
Net change unrealized (appreciation) depreciation on forward foreign currency exchange contracts	33,778
Increase in prepaid expenses	(171,243)
Increase in interest payable on bank loan	155
Increase in accrued investment management fees payable	1,389
Increase in other accrued expenses	2,933
Net change in unrealized appreciation from investments	(60,822)
Net change in unrealized appreciation from foreign currency translations	(987,802)
Net realized gain on investment transactions	(631,891)
Net cash provided by operating activities	4,564,685
Cash Flows from Financing Activities
Decrease in payable due to custodian	(2,718,466)
Proceeds from revolving credit facility	1,600,000
Distributions paid to shareholders	(7,344,632)
Proceeds from stock offering	930,175
Proceeds from reinvestment of dividends	127,348
Net cash paid (received) for swap contracts	62,195
Net cash used in financing activities	$ (7,343,380)
Effect of exchange rate on cash	(9,197)
Net change in cash	(2,787,892)
Unrestricted and restricted cash and foreign currency, beginning of year	3,873,934
Unrestricted and restricted cash and foreign currency, end of year	$ 1,086,042
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$ 254,454

30	Aberdeen Global Income Fund, Inc.

Statement of Cash Flows (concluded)

For the Year Ended October 31, 2021

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities

	Year Ended October 31, 2021	Year Ended October 31, 2020
Cash	$ –	$2,607,987
Foreign currency, at value	263,242	220,572
Cash at broker for interest rate swaps	792,800	873,364
Cash at broker for forward foreign currency contracts	30,000	20,000
Due from broker	–	152,011
	$1,086,042	$3,873,934

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	31

Financial Highlights

	For the Fiscal Years Ended October 31,
	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$6.55	$7.83	$7.99	$9.17	$9.22
Net investment income	0.31	0.32	0.35	0.44	0.47
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.22	(0.76)	0.33	(0.78)	0.32
Total from investment operations applicable to common shareholders	0.53	(0.44)	0.68	(0.34)	0.79
Distributions to common shareholders from:
Net investment income	(0.21)	(0.17)	(0.36)	(0.16)	(0.14)
Tax return of capital	(0.63)	(0.67)	(0.48)	(0.68)	(0.70)
Total distributions	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)
Capital Share Transactions:
Impact of shelf offering	0.04	–	–	–	–
Total from capital transactions	0.04	–	–	–	–
Net asset value per common share, end of year	$6.28	$6.55	$7.83	$7.99	$9.17
Market value, end of year	$8.35	$6.80	$8.41	$8.22	$8.96

Total Investment Return Based on(b):
Market value	36.38%	(8.35% )	13.46%	1.27%	16.74%
Net asset value	6.49%	(5.18% )	8.68%	(3.81% )	9.63%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$55,666	$57,148	$68,335	$69,693	$79,995
Average net assets applicable to common shareholders (000 omitted)	$58,918	$60,738	$69,229	$76,372	$79,658
Net operating expenses, net of fee waivers	2.62%	2.89%	3.45%	3.03%	2.77%
Net operating expenses, excluding fee waivers	2.66%	2.93%	3.46%	3.06%	2.78%
Net operating expenses, excluding interest expense, net of fee waivers	2.19%	2.11%	2.04%	1.89%	1.98%
Net investment income	4.57%	4.63%	4.47%	5.04%	5.18%
Portfolio turnover	44%	75%	59%	45%	95%
Revolving credit facility outstanding (000 omitted)	$21,900	$20,300	$29,300	$28,600	$31,500
Asset coverage ratio on revolving credit facility at year end	354%	382%	333%	344%	354%
Asset coverage per $1,000 on revolving credit facility at year end(c)	$3,542	$3,815	$3,332	$3,437	$3,540

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
(c)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any borrowings.

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

32	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements

October 31, 2021

1. Organization

Aberdeen Global Income Fund, Inc. (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund's principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund's Board upon 60 days' prior written notice to shareholders. The Fund's investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. "Developed Markets" are those countries contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of October 31, 2021, securities of the following countries comprised the FTSE World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, Spain, Sweden, the United Kingdom and the United States. "Investment Grade Developing Markets" are those countries whose sovereign debt is rated not less than Baa3 by Moody's Investors Services Inc. ("Moody's") or BBB- by S&P Global Ratings ("S&P") or comparably rated by another appropriate nationally or internationally recognized ratings agency. As of October 31, 2021, "Investment Grade Developing Markets" are comprised of the following countries: Andorra, Aruba, Bermuda, Botswana, Bulgaria, Cayman Islands, Chile, China, Colombia, Croatia, Curacao, Cyprus, Czech Republic, Estonia, Hungary, Iceland, India, Indonesia, Ireland, Isle of Man, Jersey, Kazakhstan, Kuwait, Latvia, Liechtenstein, Lithuania, Luxembourg, Macao, Malta, Mauritius, Montserrat, Panama, Peru, Philippines, Portugal, Qatar, Republic of Korea (South Korea), Romania, Russia, Saudi Arabia, Slovakia, Slovenia, Switzerland, Taiwan, Thailand, Trinidad & Tobago, United Arab Emirates and Uruguay. "Sub-Investment Grade Developing Markets" are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund's total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. Fixed income securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade, as described below, at the time of investment (sometimes referred to as "junk bonds"). Below investment grade securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements

Aberdeen Global Income Fund, Inc.	33

Notes to Financial Statements (continued)

October 31, 2021

to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional "round lot" size and the strategies employed by the Fund's investment manager generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller "odd lot" sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily.

The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value ("NAV"). Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9-, and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Interest rate swaps are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

34	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2021

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Assets
Investments in Securities
Fixed Income Investments
Corporate Bonds	$–	$44,631,064	$–	$44,631,064
Government Bonds	–	29,220,845	–	29,220,845
Warrants	–	–	0	0
Total Fixed Income Investments	–	73,851,909	–	73,851,909
Short-Term Investment	1,841,834	–	–	1,841,834
Total Investments	$1,841,834	$73,851,909	$0	$75,693,743
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$390,678	$–	$390,678
Forward Foreign Currency Exchange Contracts	–	175,174	–	175,174
Total Other Financial Instruments	$–	$565,852	$–	$565,852
Total Assets	$1,841,834	$74,417,761	$0	$76,259,595
Liabilities
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$(856,660)	$–	$(856,660)
Forward Foreign Currency Exchange Contracts	–	(64,076)	–	(64,076)
Total Liabilities	$–	$(920,736)	$–	$(920,736)

Amounts listed as "–" are $0 or round to $0.

During the fiscal year ended October 31, 2021, there have been no transfers between levels and no significant changes to the fair valuation methodologies. The Fund held no Level 3 investments as during the fiscal year ended October 31, 2021 and accordingly, a reconciliation of Level 3 assets for the period ended October 31, 2021 is not presented. The valuation technique used at October 31, 2021 was fair valuation at zero pursuant to procedures approved by the Fund's Board of Directors.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

Aberdeen Global Income Fund, Inc.	35

Notes to Financial Statements (continued)

October 31, 2021

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund's books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or use as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Forward contracts are used to manage the Fund's currency exposure. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the fiscal year ended October 31, 2021, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to a forward contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge

36	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2021

or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties ("OTC Swaps") but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act ("Dodd Frank") and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories ("EMIR") ("Cleared Swaps"). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty ("CCP"), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as "initial margin". Subsequent payments, known as "variation margin," are calculated each day, depending on the daily fluctuations in the fair value/ market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement ("ISDA") for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps ("Clearing Agreement"). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund's maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund's exposure to the counterparty.

Interest Rate Swaps:

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the fiscal year ended October 31, 2021, the Fund used interest rate swaps to hedge the interest rate risk on the Fund's Revolving Credit Facility (as defined below).

Aberdeen Global Income Fund, Inc.	37

Notes to Financial Statements (continued)

October 31, 2021

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2021:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments and Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps* (interest rate risk)	Unrealized appreciation on centrally cleared interest rate swaps	$390,678	Unrealized depreciation on centrally cleared interest rate swaps	$856,660
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$175,174	Unrealized depreciation on forward foreign currency exchange contracts	$64,076
Total		$565,852		$920,736

*	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Amounts listed as "–" are $0 or round to $0.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2021 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets and Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
Citibank N.A.	$304	$(304)	$–	$–	$24,946	$(304)	$(10,000)	$14,642
Deutsche Bank AG	53,378	–	–	53,378	–	–	–	–
Royal Bank of Canada	76,607	–	(10,000)	66,607	–	–	–	–
State Street Bank and Trust Company	–	–	–	–	12,522	–	–	12,522
UBS AG	44,885	(26,608)	–	18,277	26,608	(26,608)	–	–

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.
(3)	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

38	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2021

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2021:

Derivatives Not Accounted For as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps and forward foreign currency exchange contracts	$(343,899)	$1,158,076
Forward foreign currency exchange contracts (foreign exchange risk)		92,691	(33,778)
Total		$(251,208)	$1,124,298

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2021. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2021.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$19,141,976
Sale Forward Foreign Currency Contracts	9,719,432
Interest Rate Swap Contracts	20,783,333

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See "Bank Loan Risk" under "Portfolio Investment Risks" for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a

Aberdeen Global Income Fund, Inc.	39

Notes to Financial Statements (continued)

October 31, 2021

monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h. Federal Income Taxes:

The Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any, is reported on the Statement of Assets and Liabilities.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency as well as cash in segregated accounts for financial futures, swaps, and forward contracts which has been designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Sub-Adviser and Fund Administrator:

abrdn Asia Limited ("abrdn Asia" or the "Investment Manager"), formerly Aberdeen Standard Investments (Asia) Limited, serves as investment manager to the Fund, pursuant to a management agreement (the "Management Agreement"). Aberdeen Asset Managers Limited ("AAML" or the "Sub-Adviser") serves as the sub-adviser, pursuant to a sub-advisory agreement. At a meeting held on June 16, 2021, the Fund's Board of Directors approved the termination of Aberdeen Standard Investments Australia Limited ("ASI Australia") as investment adviser of the Fund, and ASI Australia was subsequently terminated effective September 21, 2021. Upon the effectiveness of the termination of ASI Australia, abrdn Asia continued to serve as the Fund's Investment Manager and AAML continued to serve as the Sub-adviser to the Fund and maintains responsibility for investing the Fund's assets. The Investment Manager and the Sub-Adviser (collectively, the "Advisers") are wholly-owned indirect subsidiaries of abrdn plc ("abrdn plc"), formerly known as Standard Life Aberdeen plc. In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.

The Investment Manager manages the Fund's investments and makes investment decisions on behalf of the Fund, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund's assets that the Investment Manager allocates to it. The Sub-Adviser is paid by the Investment Manager, not the Fund. Prior to its termination as Investment Adviser, ASI Australia was also paid by the Investment Manager, and not the Fund.

The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund's average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

40	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2021

For the fiscal year ended October 31, 2021, abrdn Asia earned $518,598 from the Fund for investment management fees.

Aberdeen Standard Investments, Inc. ("ASII") (to be known as abrdn Inc. effective January 1, 2022), an affiliate of the Advisers, is the Fund's administrator, pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund's average weekly Managed Assets up to $1 billion, 0.10% of the Fund's average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund's average weekly Managed Assets in excess of $2 billion. For the fiscal year ended October 31, 2021, ASII earned $99,730 from the Fund for administration services.

b. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, Investor Relations Services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2021, the Fund incurred investor relations fees of approximately $55,472. For the fiscal year ended October 31, 2021, ASII bore $26,014 of the investor relations cost allocated to the Fund because the investor relations fees were above 0.05% of the Fund's average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2021, were $32,966,627 and $34,325,564, respectively.

5. Capital

The authorized capital of the Fund is 300 million shares of $0.001 par value per share of common stock. During the fiscal year ended October 31, 2021, the Fund did not repurchase any shares pursuant to its Open Market Repurchase Program and reinvested 15,401 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of October 31, 2021, there were 8,863,181 shares of common stock issued and outstanding.

On September 23, 2021, the Fund entered into an underwriting sales agreement with Jones Trading Institutional Services LLC ("Jones"), pursuant to which the Fund may offer and sell up to $35,000,000 of common shares of beneficial interest, par value $0.001 per share ("Common Shares"), from time to time, through JonesTrading as its agent, in transactions deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended (the "ATM Offering"). During the year ended October 31, 2021, 116,834 shares of common stock were sold under this agreement for $934,799 (net of commissions to Jones of $9,442).

Offering costs associated with Fund's shelf registration statement initially effective with the SEC on July 2, 2021 are approximately $66,292 of which $1,252 were charged to paid-in-capital upon the issuance of associated shares. The Fund's ATM Offering, through JonesTrading, was made under this shelf registration statement and the associated offering costs are approximately $71,048 of which $3,372 were charged to paid-in-capital upon the issuance of associated shares. Management estimates an additional $53,951 of costs associated with the ATM offering expected to be incurred resulting in total offering costs associated with the ATM offering of approximately $125,000.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund's Dividend Reinvestment and Optional Cash Purchase Plan. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

Aberdeen Global Income Fund, Inc.	41

Notes to Financial Statements (continued)

October 31, 2021

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund's website on a monthly basis.

For the fiscal year ended October 31, 2021, the Fund did not repurchase any shares through this program.

7. Credit Facility

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund's total assets (including the amount obtained through leverage) in certain market conditions.

The Fund's revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2020 and was last amended on September 21, 2021. As of October 31, 2021, the balance of the loan outstanding was $21,900,000. For the fiscal year ended October 31, 2021 the average interest rate on the loan facility was 1.21% and the average balance was $20,880,822. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund's portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund's performance.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund's collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and could involve penalties. Additionally, such liquidations often involve selling off of portions of the Fund's assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the fiscal year ended October 31, 2021, the Fund incurred fees of approximately $96,625.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Sub-Adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of October 31, 2021.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 28, 2023	1.19%	$21,900,000	$21,911,356

8. Portfolio Investment Risks

a. Bank Loan Risk:

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing

42	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2021

a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

b. Credit and Market Risk:

A debt instrument's price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

c. Emerging Markets Risk:

The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Risks Associated with Foreign Securities and Currencies" below).

d. High-Yield Bonds and Other Lower-Rated Securities Risk:

The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

e. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

f. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.

g. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse

Aberdeen Global Income Fund, Inc.	43

Notes to Financial Statements (continued)

October 31, 2021

governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

h. LIBOR Risk:

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of October 31, 2021, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$77,071,786	$2,726,083	$(4,104,125)	$(1,378,043)

The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 was as follows:

	October 31, 2021	October 31, 2020
Distributions paid from:
Ordinary Income	$1,828,954	$1,521,227
Net long-term capital gains	–	–
Tax return of capital	5,515,678	5,808,228
Total tax character of distributions	$7,344,632	$7,329,455

44	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2021

As of October 31, 2021, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	(4,836,148	)*
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation) – securities	(1,339,335	)**
Total accumulated earnings/(losses) – net	$(6,235,483)

*	On October 31, 2021, the Fund had a net capital loss carryforward of $(4,836,148) which will be available to offset like amounts of any future taxable gains. The Fund is permitted to carry forward capital losses for an unlimited period and capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$1,371,531	Unlimited (Short-Term)
3,464,617	Unlimited (Long-Term)

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts and other timing differences.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to prior period adjustments. These reclassifications have no effect on net assets or NAV per share.

Paid-in Capital	Distributable Earnings/(Accumulated Loss)
(196,052)	$196,052

11. Recent Rulemaking

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. Management is assessing the impact of Rule 18f-4 on the Fund.

In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating this guidance.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2021, other than as noted below.

On November 9, 2021 and December 9, 2021, the Fund announced that it will pay on November 30, 2021 and January 11, 2022, a distribution of US $0.07 per share to all shareholders of record as of November 19, 2021 and December 30, 2021, respectively.

Aberdeen Global Income Fund, Inc.	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Aberdeen Global Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Global Income Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2021, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 28, 2021

46	Aberdeen Global Income Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Global Income Fund, Inc. during the fiscal year ended October 31, 2021:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
11/30/20 – 1/8/21	0.398%	85.50%
1/29/21 – 10/29/21	0.542%	77.65%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Board of Directors' Consideration of Advisory and Sub-Advisory Agreements

At a regularly scheduled quarterly meeting (the "Quarterly Meeting") of the Board of Directors (the "Board") of Aberdeen Global Income Fund, Inc. ("FCO" or the "Fund") held on June 16, 2021, the Board, including a majority of the Directors who are not considered to be "interested persons" of the Fund (the "Independent Directors") under the Investment Company Act of 1940, as amended (the "1940 Act"), approved for an annual period the continuation of the Fund's management agreement with Aberdeen Standard Investments (Asia) Limited (the "Investment Manager"), the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Standard Investments Australia Limited (the "Investment Adviser"), and the investment sub-advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Managers Limited (the "Sub-Adviser"). In addition, the Independent Directors of the Fund held a separate meeting via videoconference on June 9, 2021 (together with the in-person Quarterly Meeting held on June 16, 2021, the "Meetings") to review the materials provided and the relevant legal considerations. The Investment Manager, the Investment Adviser and the Sub-Adviser are referred to collectively herein as the "Advisers" and the aforementioned agreements with the Advisers are referred to as the "Advisory Agreements." The Investment Adviser and the Sub-Adviser are affiliates of the Investment Manager.

In connection with their consideration of whether to approve the continuation of the Fund's Advisory Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Fund, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund's advisory fees and other expenses, including information comparing the Fund's expenses to those of a peer group of funds and information about any applicable expense limitations and fee "breakpoints"; (ii) a report prepared by the Advisers in response to a request submitted by the Independent Directors' independent legal counsel on behalf of such Directors; (iii) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund's performance benchmark; (iv) information about the profitability of the Advisory Agreements to the Advisers; and (v) a memorandum from the Independent Directors' independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund's Independent Directors, also considered other matters such as: (i) the Fund's investment objective and strategies; (ii) the procedures employed to value the Fund's assets; (iii) the Advisers' investment personnel and operations; (iv) the Advisers' financial results and financial condition; (v) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vi) the allocation of the Fund's brokerage, if any, including,

Aberdeen Global Income Fund, Inc.	47

Supplemental Information (unaudited) (continued)

if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional information from the Advisers.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund's investment performance and information relating to the services provided by the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board's Contract Review Committee, which consists solely of the Board's Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Board considered, among other things, the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the Fund by the Advisers. The Directors took into account the Advisers' investment experience and considered the allocation of responsibilities between the Advisers. The Board also considered the Advisers' risk management processes. The Board considered the background and experience of the Advisers' senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered information regarding the Advisers' compliance with applicable laws and Securities and Exchange Commission ("SEC") and other regulatory inquiries or audits of the Fund and the Advisers. The Board considered that they received information on a regular basis from the Fund's Chief Compliance Officer regarding the Advisers' compliance policies and procedures and considered the Advisers' brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors took into account their knowledge of management and the quality of the performance of management's duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the renewal of the Advisory Agreements.

Investment performance of the Fund and the Advisers. The Board received and reviewed with management, among other performance data, information that compared the Fund's return to comparable investment companies focused on non-U.S. regions. The Board also received and considered performance information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC ("SI"), an independent third-party provider of investment company data as to the Fund's total return, as compared with the funds in the Fund's Morningstar category (the "Morningstar Group").

In addition, the Board received and reviewed information for each of the last five fiscal years regarding the Fund's total return on a gross and net basis and relative to the Fund's benchmark, the impact of foreign currency movements on the Fund's performance and the Fund's share performance and premium/discount information. The Board also received and reviewed information on the Fund's total return for each of the last five fiscal years as compared with the total returns of its Morningstar Group average, and other comparable Aberdeen-managed funds and segregated accounts. The Board took into account information about the Fund's discount/premium ranking relative to its Morningstar Group and considered management's discussion of the Fund's performance. Additionally Directors considered management's discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts.

The Board also considered the Advisers' performance and reputation generally, the historical responsiveness of the Investment Manager to Director concerns about performance, and the willingness of the Advisers to take steps intended to improve performance.

Fees and expenses. The Board reviewed with management the effective annual fee rate paid by the Fund to the Investment Manager for investment management services. The Board also received and considered information compiled at the request of the Fund by SI that compared the Fund's effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a "Peer Group"). The Directors took into account the management fee structure, including that management fees for the Fund were based on the

48	Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

Fund's total managed assets, whether attributable to common stock or borrowings, if any. The Directors also considered information from management about the fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Investment Adviser's fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory fees. The Board considered that the compensation paid to the Investment Adviser and Sub-Adviser was paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser and Sub-Adviser did not increase the fees or expenses otherwise incurred by the Fund's shareholders. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management's discussion of the Fund's expenses, including the factors that impacted the Fund's expenses.

Economies of Scale. The Board considered management's discussion of the Fund's management fee structure and determined that the management fee structure was reasonable. The Board based this determination on various factors, including how the Fund's management fee compared to its Peer Group at higher asset levels and that the Fund's management fee schedule provides breakpoints at higher asset levels.

The Directors also considered other factors, which included but were not limited to the following:

•	whether the Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.
•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.
•	the nature, quality, cost and extent of administrative services provided by Aberdeen Standard Investments, Inc. ("ASII"), an affiliate of the Adviser, under a separate agreement covering administrative services.
•	so-called "fallout benefits" to the Advisers and their affiliates, including indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*	*	*

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. In approving the continuation of the Advisory Agreements, the Directors noted that management had informed them that the Investment Adviser would cease to provide fixed income advisory services, and that the Fund's investments would be overseen by the Investment Manager and the Sub-Adviser. In light of this development, the Directors approved the termination of the investment advisory agreement with the Investment Adviser at a future date to be set by management. The Investment Adviser was subsequently terminated effective September 21, 2021.

Aberdeen Global Income Fund, Inc.	49

Additional Information Regarding the Fund (unaudited)

Recent Changes

The following information is a summary of certain changes during the fiscal year ended October 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders, (ii) no material changes to the Fund's principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:

Changes to Persons Primarily Responsible for Day-to-Day Management of the Fund

The Fund is managed by abrdn's Asia-Pacific fixed income team which also draws on the expertise of abrdn's fixed income team globally. The Asia-Pacific fixed income team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Effective October 1, 2021, Max Wolman replaced Mark Baker as a member of the team having the most significant responsibility for the day-to-day management of the registrant's portfolio, joining Kenneth Akintewe, Erlend Lochen, Paul Lukaszewski and Adam McCabe. Max Wolman is an Investment Director on the Emerging Markets Debt team at abrdn. He joined abrdn in 2001, from Liontrust Asset Management, initially covering FX dealing at abrdn. In 2003, he joined the Emerging Markets Debt team, bringing his knowledge of currencies to help analyze local emerging markets. He has since covered emerging market corporates and helped launch abrdn's emerging markets corporate strategy, offering a top down view when investing in the asset class. He graduated with a BA (Hons) in Hospitality Business Management from Leeds Metropolitan University and he has a Graduate Diploma in Finance from the University of London. He is a CFA charterholder.

Investment Objectives and Policies

The Fund's principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal objective. There is no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives may not be changed without the approval of the holders of a majority of the outstanding voting securities.

As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. If the Fund changes its 80% policy, it will notify shareholders at least 60 days' before the change and the name of the Fund may need to be changed.

Under normal circumstances, at least 60% of the Fund's total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country. Fixed income securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade, as described below, at the time of investment (sometimes referred to as "junk bonds"). Below investment grade securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due.

The following will be deemed to be "issuers in" a particular market:

•	governmental entities of the particular country;

•	banks, companies and other entities which are located in the particular country;

•	banks, companies and other entities which are organized under the laws of the particular country;

•	banks, companies and other entities for which the principal securities trading market is in the particular country;

•	entities which, although not located in the particular country, derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; and

•	wholly-owned subsidiaries of an entity whose principal place of business is located in the particular country, provided that the debt securities are guaranteed by a parent entity whose principal place of business is located in the particular country.

The Fund may also consider, among other criteria, the currency that securities are denominated in, or linked to, in determining whether the issuer of such securities is deemed to be an "issuer in" a particular market.

"Developed Markets" are those countries contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of October 31, 2021, securities of the following countries comprised the FTSE World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, Spain, Sweden, the United Kingdom and the United States.

50	Aberdeen Global Income Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

"Investment Grade Developing Markets" are those countries whose sovereign debt is rated not less than Baa3 by Moody's Investor Services ("Moody's") or BBB- by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or comparably rated by another appropriate nationally or internationally recognized rating agency. As of October 31, 2021, "Investment Grade Developing Markets" are comprised of the following countries: Andorra, Aruba, Bermuda, Botswana, Bulgaria, Cayman Islands, Chile, China, Colombia, Croatia, Curacao, Cyprus, Czech Republic, Estonia, Hungary, Iceland, India, Indonesia, Ireland, Isle of Man, Jersey, Kazakhstan, Kuwait, Latvia, Liechtenstein, Lithuania, Luxembourg, Macao, Malta, Mauritius, Montserrat, Panama, Peru, Philippines, Portugal, Qatar, Republic of Korea (South Korea), Romania, Russia, Saudi Arabia, Slovakia, Slovenia, Switzerland, Taiwan, Thailand, Trinidad & Tobago, United Arab Emirates and Uruguay.

"Sub-Investment Grade Developing Markets" are those countries that are not Developed Markets or Investment Grade Developing Markets (Sub-Investment Grade Developing Markets, together with Investment Grade Developing Markets are referred to herein as "Developing Markets"). Securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade at the time of investment.

While the credit quality of a market is reviewed at the time of the Fund's investment in that market, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

The Fund will invest in debt securities that are economically tied to a number of countries throughout the world and will, under normal circumstances, be invested in three or more different non-U.S. countries. The maximum exposure to issuers in any one Developed Market is up to 25% of the Fund's total assets; provided, however, that no more than 40% may be invested in issuers in the U.S. The maximum exposure to issuers in any one Investment Grade Developing Market is up to 20% of the Fund's total assets. The maximum exposure to issuers in any one Sub-Investment Grade Developing Market is up to 15% of the Fund's total assets. Such exposure limits are applied at the time of investment, although classification of a market or an issuer in a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

The maximum exposure to the currency of any one Developed Market is up to 25% of the Fund's total assets; provided, however, the Fund may exceed this limitation with respect to the U.S. dollar. The maximum exposure to the currency of any one Investment Grade Developing Market is up to 20% of the Fund's total assets. The maximum exposure to the currency of any one Sub-Investment Grade Developing Market is up to 15% of the Fund's total assets. Such exposure limits are applied at the time of investment, although, as stated above, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

Up to 75% of the Fund's investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody's or BBB- by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. Up to 10% of the Fund's investments (or the issuers of those investments) may be rated, at the time of investment, Caa1 or below by Moody's, or CCC+ or below by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. Before purchasing an unrated security, the Investment Manager or Sub-Adviser analyzes the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security in order to assign a rating to the security. In the event that a security receives different ratings from different rating agencies (Fitch, Moody's and S&P), the Investment Manager or Sub-Adviser will apply the highest rating received from the rating agencies in determining compliance with these guidelines. While the credit quality of each of the Fund's investments is evaluated at the time of investment, the credit quality of the Fund's portfolio may be reviewed from time to time and adjusted accordingly.

The Investment Manager and Sub-Adviser consider external credit assessments available from international rating agencies such as Moody's and S&P, as well as any reports on the issuer which may be available from brokers or other sources. In some Developing Markets, where issues are often unrated or are at the lower end of the credit risk spectrum, the Investment Manager and the Sub-Adviser believe that opportunities exist for skilled analysts to add value through extensive company research and detailed credit assessment.

Low-credit debt can sometimes become equity. Due to the conversion of convertible notes and warrants, the Fund may from time to time become an (often) involuntary holder of equities until such stock can be sold as and when an optimal price can be achieved, given market conditions. It may be in the interests of shareholders for the Fund to hold such stock for short term periods.

Similarly, distressed companies can sometimes restructure via debt-for-equity swaps in order to stay solvent and viable. In this case, the investor becomes an involuntary equity holder and, once again, it may be in the best interests of shareholders that the Fund holds such securities for short periods of time, especially in extreme market conditions, until optimal prices can be obtained.

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings or through other transactions, such

Aberdeen Global Income Fund, Inc.	51

Additional Information Regarding the Fund (unaudited) (continued)

as reverse repurchase agreements, which have the effect of leverage. The Fund may also utilize leverage through the issuance of debt securities or preferred stock, although it has no current intention to do so. The Fund anticipates using leverage in an aggregate amount up to 33 1/3% of its total assets (including the amount obtained from leverage), under normal market conditions. The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Consistent with its investment objectives, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). The Fund may use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. The Fund may use interest rate swaps to hedge the Fund's liability with respect to its leverage. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund.

Derivative debt securities that replicate, or substitute for, the currency of a particular country will be counted toward the limitations applicable with respect to issuers in that country. The Fund may invest in over-the-counter or exchange traded derivatives. The Fund may invest in derivatives up to the limits allowed under the 1940 Act.

The Fund may invest in securities issued by investment companies registered as such under the 1940 Act and unregistered, private funds (each, an "acquired company"), subject to the limitations below (which are to be applied immediately after the acquisition of such securities).

The Fund may not acquire securities issued by an acquired company:

•	if the value of such securities exceeds 3% of the total outstanding voting stock of the acquired company;

•	if the aggregate value of such securities would exceed 5% of the value of the total assets of the Fund; or

•	if the aggregate value of such securities, together with all other acquired company securities in the Fund's portfolio, would exceed 10% of the value of the total assets of the Fund.

In response to adverse market, political or economic conditions, or in other circumstances when warranted in the Investment Manager's judgment, the Fund may invest without limit in U.S. Government securities and short-term debt obligations of U.S. banks and corporations rated not less than Aa or Prime-2 by Moody's or AA or

A-2 by S&P at the time of purchase for temporary defensive purposes. The Fund also may invest in these instruments on a temporary basis to meet liquidity or distribution requirements. To the extent the Fund invests in these securities, it may not achieve its investment objective. The yield on these securities may be lower than the yields on lower rated debt securities Although Prime-2 and A-2 ratings denote issuers with a strong (Moody's) or satisfactory (S&P) ability to repay short-term debt in a timely manner, the relative degree of safety is not as high as the very highest rating categories. In addition, the Fund may enter into repurchase agreements and lending agreements involving these securities.

As a general matter and subject to applicable law, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the corresponding fundamental investment limitation stated in the Fund's SAI must be reduced to meet such limitation within the period required by the 1940 Act (currently three days). Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

Unless otherwise indicated, the investment policies described above are not "fundamental" and may be changed by the Fund at any time.

Investment Securities

The principal types of debt securities in which the Fund is permitted to invest include those described below. The list is not exclusive, but is indicative of the kinds of securities which the Fund's investment objectives, policies and restrictions permit it to buy.

Debt Securities

Local Currency Sovereign and Quasi-Sovereign Bonds. The Fund is permitted to invest in securities issued or guaranteed by governmental entities, including sovereign and quasi-sovereign entities, whether or not denominated in the currency of the country where such entity is located. The available maturities for these types of securities vary from country to country.

Commercial Banks. The Fund may also invest in securities issued by banks, whether or not denominated in the currency of the country where such bank is located.

U.S. Dollar-Denominated Debt Securities. The Fund is also permitted to invest in U.S. dollar-denominated debt securities in order to gain exposure to certain global debt markets without exposing the Fund to local currency risk. Such debt securities may be issued by issuers in Developed Markets, Investment Grade Developing Markets, or Sub-Investment Grade Developing Markets and may be issued and/or registered in the United States. U.S. dollar-denominated debt securities

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are subject to credit risk relating primarily to the issuer of the bond and liquidity risk relating to the maintenance of a sufficiently liquid market for the specific issue. Such securities are also affected by movements in U.S. interest rates.

Eurobonds. The Fund may invest in Eurobonds, which are often longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in U.S. dollars, but are increasingly issued in euros and occasionally in yen. Eurobonds are typically issued in bearer form, carry a fixed or floating rate of interest, and amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued.

Supranational Debt Obligations. The Fund may invest in debt issued by supranational entities. Supranational entities are entities constituted by the national governments of several countries to promote economic development, such as the World Bank, the IMF, the European Investment Bank and the Asian Development Bank. Obligations of these entities are supported by appropriated but unpaid commitments of their member countries, and there can be no assurances that these commitments will be undertaken or met in the future.

Companies. The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to the payment of principal and interest by companies domiciled in a Developed Market, an Investment Grade Developing Market or a Sub-Investment Grade Developing Market.

U.S. Securities

Government. The Fund is permitted to invest in U.S. government securities, including obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (such as direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (such as obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself. Government obligations do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government obligations are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the value of Government obligations changes as interest rates fluctuate.

Corporations and Banks. The Fund is permitted to invest for defensive and other temporary purposes in U.S. corporate debt instruments rated at the time of investment Aa or better by Moody's or AA or better by S&P, finance company and corporate commercial paper, and other short-term obligations, in each case rated at the time of investment Prime-2 or better by Moody's or A-2 or better by S&P. The Fund is also permitted to invest in obligations of U.S. Federal or state chartered banks and bank holding companies rated at the time of investment Aa or better by Moody's or AA or better by S&P (including certificates of deposit, bankers' acceptances and other short-term obligations).

Derivatives

With respect to all of its portfolio the Fund will invest in derivatives for two main purposes: (1) to modify interest rate risk, modify credit risk and adjust currency risk within the portfolio, and (2) to enable the Fund to replicate or substitute for a particular security in order to gain access to a particular global market or security, where either the physical security is judged by the Investment Manager to be too expensive, or the Investment Manager believes there is an insufficient supply of the particular security or no security fitting the precise needs of the Fund exists. The types of derivatives which may be used include, but are not limited to, futures, options, forwards, forwards that can only be settled in U.S. dollars, swaps, and securities with structured cash flows, whether traded on an exchange or over-the-counter, that have as their underlying security reference to a fixed income security or currency. In general, derivatives will not be utilized to leverage the Fund.

Investment in fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Fund may be able to implement investment decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in U.S. dollars. In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. In certain circumstances, due to lack of available direct investment opportunity or government regulations, the only means of gaining exposure to particular countries is through derivatives.

The derivatives used for adjusting currency exposures or replicating underlying securities are usually over-the-counter ("OTC") securities. OTC securities carry credit risk associated with the counterparty institution. See "Risk Factors – Derivatives." To manage this risk, the Fund will only use counterparty institutions rated A- or better by a recognized international rating agency. Up to 10% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate, credit and currency derivatives exposure). A maximum of 10% of total assets may be at risk in currency-linked notes.

The types of derivatives used by the Fund and the techniques employed may change over time as new derivatives and strategies are developed or regulatory changes occur. The Fund will not use derivatives where it

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Additional Information Regarding the Fund (unaudited) (continued)

would contravene the guidelines set by the lending banks for the Fund's bank loan.

In general, derivatives will not be utilized to leverage the Fund, although they may be used to hedge the interest rate risk associated with the Fund's outstanding leverage. The Fund may use interest rate swaps to hedge the Fund's liability with respect to its bank loan. At present, the Fund has been authorized by its Board of Directors to hedge up to 100% of the Fund's liability with respect to its bank loan. See "Investment Securities – Derivatives – Swaps" and "Risk Factors – Derivatives."

Forward Currency Contracts. The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The cost to the Fund of engaging in forward currency contracts will vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts in this manner is intended to fix a rate of exchange that can be achieved at a certain time in the future.

Foreign Currency Options. The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes to achieve objectives similar to those achieved utilizing foreign currency futures or forward contracts. The potential benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the expected direction, the Fund could sustain losses on transactions in foreign currency options. Where currency exchange rates move in the expected direction, but not to the extent anticipated, the Fund could still sustain losses on transactions in foreign currency options.

Futures Contracts. The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States for both hedging and non-hedging purposes. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both underlying assets which are traded on U.S. commodities exchanges and those which are not. Unlike trading on U.S. exchanges, trading on foreign commodities exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the Advisers' ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund also may purchase and write options to buy or sell those futures contracts in which it may invest. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting an offsetting purchase or sale transaction, subject to the continued availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the

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premiums paid and received represents the Fund's profit or loss on the transaction.

Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse.

The Investment Manager has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA with respect to the Fund. The Investment Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA with respect of the Fund.

Swaps. The Fund may enter into interest rate swaps, currency swaps, credit default swaps and other types of available swap agreements, including swaps on securities, financial assets and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or financial asset prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and, therefore, may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

Private Placements

Certain debt securities purchased by the Fund may have been placed privately. These securities, which include debt securities offered in the Euromarkets, are somewhat less liquid than securities which are widely traded by the public and there may be contractual restrictions on their resale to the public. Therefore, although these securities may be resold in privately negotiated transactions, the prices realized from such sales may be less than what might have been realized on a more active public trading market.

Other Investment Companies

Subject to the limitations set forth in Section 12(d) of the 1940 Act, the Fund may invest in securities issued by other investment companies that invest primarily in fixed-income securities. As a shareholder of another investment company, the Fund will bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses, including advisory fees, that the Fund bears in connection with its own operations.

Repurchase and Securities Lending Agreements

The Fund is permitted to invest in repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Investment Manager monitors the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Fund may also lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the

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Additional Information Regarding the Fund (unaudited) (continued)

current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In connection with the lending of its portfolio securities, the Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of right in the collateral should the borrower become insolvent.

The Fund will enter into repurchase agreements and securities lending agreements only with parties such as banks and broker-dealers who meet creditworthiness standards approved by the Fund's Board of Directors. Issuers of irrevocable letters of credit used as collateral for securities lending agreements must meet the same or similar standards.

Firm Commitment Agreements and When-Issued Securities

The Fund may purchase debt securities on a firm commitment or when-issued basis. New issues of certain debt securities are often offered on a when-issued basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. The Fund will not earn any income on these securities prior to delivery. The value of when-issued securities and firm commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Fund will maintain in a segregated account with its custodian cash or high-quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when-issued or firm commitment basis.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the revolving credit facility and reverse repurchase agreements, as applicable, as of October 31, 2021 as a percentage of total managed assets (including assets attributable to such leverage) and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Assumed annual returns on the Fund's portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to common shareholder	(14.4)%	(7.4)%	(0.5)%	6.5%	13.5%

Based on estimated indebtedness of $21,900,000 (representing approximately 28.23% of the Fund's Managed Assets as of October 31, 2021), and an annual interest rate of 1.19% (effective interest rate as of October 31, 2021), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 0.33% to cover annual interest payments on the estimated debt.

Share total return is composed of two elements – the distributions paid by the Fund to holders of Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a

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Additional Information Regarding the Fund (unaudited) (continued)

Fund's portfolio and not the actual performance of the Fund's Shares, the value of which is determined by market forces and other factors.

Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Risk Factors

An investment in the Fund involves certain risks and considerations, including risks and considerations not typically associated with funds that invest only in U.S. securities. These risks and considerations are described below.

General

The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests generally in a portfolio of fixed income securities. An investment in the Fund's Common Stock may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk

An investment in the Fund's Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected.

The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Credit Risk

Investments in debt securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund's investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund's portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute when market interest rates are at low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security's duration and reduce the security's value. The Fund's use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's common shares.

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Additional Information Regarding the Fund (unaudited) (continued)

Foreign Securities Risk

Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Manager endeavors to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund's Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country's instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.

Emerging Markets Risk

The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies which may be more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets and therefore issuers of such emerging markets may be more affected by the performance of such industries or sectors. Emerging market economies may be based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile (particularly during market closures due to local market holidays or other reasons) and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries,

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and potential difficulties in enforcing contractual obligations. Emerging market countries generally have less developed legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers.

Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Foreign Currency Risk

The Fund may invest all of its assets in debt securities which are denominated in currencies other than the U.S. dollar. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by governments. A change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. If the exchange rate for a non-U.S. currency declines compared to the U.S. dollar, the Fund's NAV would decline. In addition, although much of the Fund's income will be received or realized in non-U.S. currencies, the Fund is required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for a non-U.S. currency declines after the Fund's income has been accrued and translated into U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time expenses are paid, the amount of non-U.S. currency required to be converted into U.S. dollars in order to pay such U.S. dollar expenses will be greater than the non-U.S. currency equivalent of the expenses at the time they were incurred.

The currencies of Developing Markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some Developing Market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some Developing Markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of an obligation (often U.S.

dollars). In addition, even though the currencies of some Developing Markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

Sovereign Debt Obligations Risk

Investments in Developing Market countries' government debt obligations involve special risks. Certain Developing Market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a Developing Market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements.

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Government obligors in Developing Market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. Investments in Developing Market countries' government debt securities involve currency risk. See "Foreign Currency Risk" above.

Corporate Debt Risk

The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Fund's investments in lower rated securities may involve the following specific risks: greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due; wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and greater risk of loss due to declining credit quality.

Bank Loan Risk

Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover

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the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash or sell investments.

Leverage Risk

The Fund generally seeks to enhance its total returns through the use of leverage. The Fund currently has a bank loan to finance investments as a form of leverage.

The Fund also has authority to issue preferred stock to finance investments. Leverage entails particular risks for holders of the Fund's common stock. The issuance of preferred stock would affect the amount of income available for distribution on the Fund's common stock as well as the net asset value of the common stock and the voting rights of holders of common stock. Leverage would exaggerate the effects of both currency fluctuations and of market downturns or upturns on the net asset value and market value of the Fund's common stock, as well as on distributions to holders of common stock. Leverage can also increase the volatility of the Fund's net asset value, and expenses related to leverage can reduce the Fund's income. In the case of leverage, if Fund assets decline in value so that legal asset coverage requirements for any borrowings or preferred stock would not be met, the Fund may be prevented from paying distributions, which could jeopardize its qualification for pass-through tax treatment, make it liable for excise taxes and/ or force it to sell portfolio securities at an inopportune time. Holders of preferred stock have the right to elect two directors, and such holders, as well as Fund creditors, have the right under certain circumstances to elect a majority of the Fund's directors.

As noted above, the Fund currently leverages through borrowings from a credit facility. The Fund has entered into a revolving Credit Agreement with The Bank of Nova Scotia to borrow up to $40 million. Such borrowings constitute financial leverage. The Credit Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Fund's ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. In addition, the Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Agreement became effective. The covenants or guidelines could impede the Investment Manager or Sub-Adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). The covenants include a requirement that the Fund maintain net assets of no less than $75 million. Such restrictions shall apply only so long as the Credit Agreement remains in effect.

Indebtedness issued under the Credit Agreement is not convertible into any other securities of the Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the Credit Agreement. The Fund may be required to prepay outstanding amounts under the Credit Agreement in the event of the occurrence of certain events of default. The Fund is expected to indemnify the lenders under the Credit Agreement against certain liabilities they may incur in connection with the Credit Agreement. The Fund is required to pay commitment fees under the terms of the Credit Agreement. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund's investments. The credit facility with The Bank of Nova Scotia may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, or the Fund may be unable to renew or replace its credit facility upon the termination of the current facility, possibly requiring it to sell portfolio securities at times or prices that are disadvantageous. Any of these situations could adversely impact income or total return to shareholders.

The Fund must comply with investment quality, diversification and other guidelines established by the credit facility. The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund's common stockholders or its ability to achieve its investment objectives.

Successful use of a leveraging strategy may depend on the Investment Manager's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Liquidity Risk

While the Fund ordinarily invests in debt securities for which there is an active secondary market, the Fund may invest in debt securities for which there is no established secondary market. The securities markets that exist in developing market countries are substantially smaller, less

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Additional Information Regarding the Fund (unaudited) (continued)

developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are also often less developed than those in U.S. or other developed markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a non-U.S. broker-dealer, securities depository or non-U.S. subcustodian.

Liquidity in developing markets may be low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. Market quotations on many non-U.S. debt securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

In addition, the markets for below investment grade securities may be substantially smaller, less developed, less liquid and more volatile than the markets for prime rated securities, which may make obtaining accurate market quotations for financial reporting purposes and for calculating net asset values more difficult. Market quotations on many sub-investment grade securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

The Fund may not be able readily to dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Illiquid securities generally trade at a discount.

Derivatives Risk

Consistent with its investment objective, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). Derivatives are most often used to manage interest rate, currency and credit risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives and any success in their use depends on a variety of factors including the ability of the Investment Manager and the Sub-Adviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•	an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

•	the possible absence of a liquid secondary market for any particular derivative at any time;

•	the potential loss if the counterparty to the transaction does not perform as promised;

•	the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•	the risk that the financial intermediary "manufacturing" the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•	because certain derivatives are "manufactured" by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•	the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet completely known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

The Fund may use interest rate swaps to hedge the Fund's liability with respect to its leverage. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund's liability with respect to its leverage. This allows the Fund to lock in the relatively low current U.S. dollar interest rates with respect to up to 100% of the Fund's leverage. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest

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rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to its leverage.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act governing a registered investment company's use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Rule 18f-4 could limit the Fund's ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect the value or performance of the Fund. Under Rule 18f-4, the fund's derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will be required on August 19, 2022.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to the Investment Manager's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Investment Manager's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Investment Manager is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to engage in hedging strategies. Even if the Investment Manager desires to hedge some of the Fund's risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund's investments.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Manager monitors the creditworthiness of the Fund's counterparties, there can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's common stock and dividends can decline.

Management Risk

The Investment Manager's or the Sub-Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

Market Events Risk

The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected.

LIBOR Risk. Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains

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Additional Information Regarding the Fund (unaudited) (continued)

uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility and on the Fund's investments that reference LIBOR cannot yet be determined.

COVID-19 Risk. Beginning in the first quarter of 2020, the illness caused by a novel coronavirus, COVID 19, has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks described in the Fund's prospectus, including:

•	significant mark-downs in the fair value of the Fund's investments and decreases in NAV per share;

•	the Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

•	operational impacts on and availability of key personnel of the Adviser, custodian, and/or any of the Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

•	difficulty in valuing the Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Adviser, and the Fund's service providers' personnel during the pandemic;

•	significant changes to the valuations of pending or prospective investments; and

•	limitations on the Fund's ability to make distributions or dividends, as applicable, to the Fund's common shareholders.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Brexit Risk. the United Kingdom left the European Union on January 31, 2020 ("Brexit"). The ongoing negotiations surrounding the future relationship between the UK and the EU following UK's exit from the EU have yet to provide clarity on what the outcome will be for the UK, Europe, and the worldwide economy. During a prescribed period (the "Transition Period"), which ended on 31 December 31, 2020, certain transitional arrangements were in effect, such that the United Kingdom continued to be treated, in most respects, as if it were still a member of the European Union, and generally remained subject to European Union law. On December 24, 2020, the European Union and the United Kingdom reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the European Union and the United Kingdom, including the European Union-United Kingdom Trade and Cooperation Agreement (the "TCA"). The TCA is limited in its scope primarily to the trade of goods, transport, energy links and fishing; in particular the TCA does not make any meaningful provision for the financial services sector. Uncertainties remain relating to certain aspects of the United Kingdom's future economic, trading and legal relationships with the European Union and with other countries. The TCA came into full force on May 1, 2021. Even under the TCA, many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The Fund may face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to potential volatility in exchange rates and interest rates. Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund's investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund's business, results of operations and financial condition. In

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addition, the risk that abrdn, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately respond to Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc has detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to manage any disruption to the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Fund will not be adversely impacted despite preparations.

Government Intervention in Financial Markets Risk

Instability in the financial markets has led the U.S. federal and state governments and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. The withdrawal of U.S. government and foreign government support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. The current market environment could make identifying investment risks and opportunities especially difficult for the Investment Manager.

Additionally, issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. The Investment Manager will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Cybersecurity Risk

The Fund is subject to direct cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or the Fund's service providers (including, but not limited to, Fund accountants, custodians, sub-custodians and transfer agents) to suffer data breaches, data corruption or lose operational functionality.

Net Asset Value Discount

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that net asset value will decrease. The Fund cannot predict whether its Shares in the future will trade at, below or above net asset value. This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Distribution Rate

It is the Fund's current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The Fund's income distributions and its capital and currency gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

If the Fund's investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders' principal investment. Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Non-Diversification Risk

The Fund is classified as a "non-diversified" management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may

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Additional Information Regarding the Fund (unaudited) (continued)

be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a "diversified" management investment company under the 1940 Act. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Conflicts of Interest Risk

The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate the Adviser based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Adviser has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

From time to time, the Advisers may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Adviser and the Sub-Adviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser's and Sub-Adviser's proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser and Sub-Adviser have adopted various policies to mitigate these conflicts.

Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Adviser, the Sub-Adviser and their affiliates for other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Fund or the other accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Fund or the other accounts where the market cannot absorb the sale of the combined position; or (3) regulatory restrictions on transaction with affiliates.

The Advisers and their respective principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Fund's behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Adviser and the Sub-Adviser that are the same as, different from or made at a different time from positions taken for the Fund. Further, the Adviser and the Sub-Adviser may at some time in the future manage additional investment funds with the same investment objective as the Fund.

66	Aberdeen Global Income Fund, Inc.

Additional Information Regarding the Fund (unaudited) (concluded)

Anti-Takeover Charter Provisions

The Fund's charter and by-laws contain several provisions that may be regarded as "anti-takeover" because they have the effect of maintaining continuity of management. Also, charter provisions subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers.

Repurchase Agreement Risk

Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund's ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.

Securities Lending Risk

In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Tax Risk

The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS.

Fundamental Investment Restrictions

The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation, except that any borrowing by the Fund that exceeds the corresponding fundamental investment limitation below must be reduced to meet such limitation within the period required by the 1940 Act (currently three days).

The Fund will not:

1.	Issue senior securities except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing permitted by these investment restrictions, and (ii) that the Fund may issue one or more series of a class of preferred shares pursuant to its Articles of Amendment and Restatement.

2.	Borrow money, except as permitted under, or to the extent not prohibited by, the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	"Concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, and further provided that this limitation will not apply to the Fund's investments in, among other things, (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)).

4.	Make loans except through the purchase of debt obligations and the entering into of repurchase and securities lending agreements in accordance with the Fund's investment objectives and policies.

5.	Act as an underwriter of other issuer's securities (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

6.	(i) Purchase or sell real estate, except that it may purchase and sell mortgage-backed securities, debt securities issued by real estate investment trusts, and debt securities of companies which deal in real estate or interests therein, or (ii) purchase or sell commodities (other than transactions in foreign currencies and forward currency contracts or derivatives in accordance with the Fund's investment objectives and policies).

For the purposes of determining compliance with the Fund's policy on concentrating in any one industry or group of industries, the Fund will endeavor to consider the concentration policy of underlying investment companies in which the Fund is invested.

Aberdeen Global Income Fund, Inc.	67

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market

68	Aberdeen Global Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days' prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Aberdeen Global Income Fund, Inc.	69

Management of the Fund (unaudited)

The names, years of birth and business addresses of the directors and officers of the Fund as of October 31, 2021, their principal occupations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are provided in the tables below. Directors that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's investment adviser are included in the table below under the heading "Interested Directors." Directors who are not interested persons, as described above, are referred to in the table below under the heading "Independent Directors." Aberdeen Standard Investments, Inc. ("ASII"), its parent company abrdn plc, and its advisory affiliates are collectively referred to as "abrdn" in the tables below.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**
Interested Directors
Stephen Bird*** c/o Aberdeen Standard Investments Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1967	Class II Director	Term as Director expires 2024; Director since 2021	Mr. Bird joined the Board of SLA plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	26	None.
Independent Directors
P. Gerald Malone c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Board; Class I Director	Term expires 2023; Director since 2005	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	26	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.

Neville J. Miles c/o Aberdeen Standard Investments Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1946	Class III Director	Term expires 2024; Director since 1999	Mr. Miles is a non-executive director of a number of Australian and overseas companies and serves as Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment).	20	None.

70	Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**
William J. Potter c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	Class II Director	Term expires 2024; Director since 1992	Mr. Potter has been the Chairman of Arsenal Square Holdings (consulting and advisory) since 2018, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, a Director of the National Foreign Trade Council (international trade) 1983-2017, director of Howell Biopharma Ltd (healthcare) since 2018, director and chairman of Arrow Robotics Ltd (technology) since 2018, and advisory board member of Nuvve Holding Corporation (technology) since 2020. He also serves on the boards or advisory boards of a number of private companies and charities including the Queen Elizabeth September 11th Garden and the National Foundation for Cancer Research.	3	None.

Moritz Sell c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class I Director	Term expires 2023; Director since 2018	Mr. Sell currently serves as a Principal at Edison Holdings GmbH (commercial real estate and venture capital) (since October 2015). an independent investment manager (since January 2014).	3	Swiss Helvetia Fund (since June 2017) and High Income Securities Fund (since June 2018).

Radhika Ajmera c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	Class III Director	Term expires 2022; Director since 2021	Ms. Ajmera was appointed Chair of Aberdeen Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent non-executive director of Aberdeen Asia-Pacific Income Investment Co Ltd since 2015. She is also an independent non-executive director of Aberdeen Funds since 2020 and Aberdeen Global Income Fund Inc, Aberdeen Asia-Pacific Income Fund Inc and Aberdeen Australia Equity Fund Inc since 2021. She has over 20 years' experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms Ajmera is a graduate of the London School of Economics.	26	None

*	As of October 31, 2021, the Fund Complex consists of: Aberdeen Income Credit Strategies Fund, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Investment Funds (which consists of 3 portfolios), Aberdeen Funds (which consists of 17 portfolios) and abdrn ETFs (which consists of 3 portfolios).

**	Current directorships (excluding Fund Complex) as of October 31, 2021 held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

***	Mr. Bird is considered to be an "interested person" of the Fund as defined in the 1940 Act because of his affiliation with the Adviser.

Aberdeen Global Income Fund, Inc.	71

Management of the Fund (unaudited) (continued)

Information Regarding Officers

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Kenneth Akintewe** abrdn Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	Vice President	Since 2014	Currently, Head of Asian Sovereign Debt on the Asian Fixed Income Team at abrdn. Mr. Akintewe joined abrdn in 2002.
Joseph Andolina** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President – Compliance	Since 2017	Currently, Chief Risk Officer – Americas and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII's Legal Department, where he served as U.S. Counsel since 2012.
Mark Baker** abrdn Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1981	Vice President	Since 2019	Currently, Head of Fixed Income – Hong Kong on the Asian Fixed Income Team at abrdn. Mr. Baker joined abrdn in 2012.
Chris Demetriou** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer – UK, EMEA and Americas, Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Sharon Ferrari** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Product Manager US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.
Alan Goodson** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Director, Vice President and Head of Product &Client Solutions – Americas for ASII, overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of ASII and joined ASII in 2000.
Bev Hendry** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2015	Currently, Chairman – Americas for abrdn (2018-present), Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018).

72	Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Megan Kennedy** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Director, Product Governance for ASII. Ms. Kennedy joined ASII in 2005.
Adam McCabe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President	Since 2011	Currently, Head of Fixed Income – Asia Pacific at abrdn. Mr. McCabe joined abrdn in 2009 following the acquisition of certain asset management businesses from Credit Suisse.
Andrea Melia** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Vice President and Director, Product Management for ASII. Ms. Melia joined ASII in September 2009.
Jim O'Connor** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President	Since 2020	Currently, Chief Operating Officer – Americas for ASII. Mr. O'Connor joined ASII as US Counsel in 2010.
Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009	Currently, Group Head of Product Opportunities and Director of Aberdeen Asset Management PLC since 2010. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Head of Product Management and Governance for ASII since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for ASII. She joined ASII as U.S. Counsel in July 2007.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies.
**	As of October 31, 2021, each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

During the year the Independent Directors of the Fund engaged Mr. Martin Gilbert as an advisory consultant to provide ongoing insight into the asset management industry given his long standing experience in both this sector and the closed end funds arena. The position was not remunerated, although travel and expenses were reimbursed across all the funds related to the consultancy. Effective December 15, 2021 the consultant agreement was terminated by mutual agreement of the parties.

Further information about the Fund's Directors and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.

Aberdeen Global Income Fund, Inc.	73

Corporate Information

Directors

P. Gerald Malone, Chairman

Radhika Ajmera

Stephen Bird

Neville J. Miles

William J. Potter

Moritz Sell

Investment Manager

abrdn Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Sub-Adviser

Aberdeen Asset Managers Limited
Bow Bells House, 1 Bread Street
London United Kingdom
EC4M 9HH

Administrator

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, DC 20006

Investor Relations

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

abrdn Asia

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE American equities exchange under the symbol "FCO". Information about the Fund's net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

FCO ANNUAL

Item 2. Code of Ethics.

(a)	As of October 31, 2021, Aberdeen Global Income Fund, Inc. (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that Moritz Sell, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sell as the Audit and Valuation Committee’s financial expert. Mr. Sell is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
October 31, 2021	$81,656	$50,000	$7,980	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
October 31, 2020	$73,452	$0	$7,720	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2021	$7,980	$0	$401,745	$409,725
October 31, 2020	$7,720	$0	$357,225	$364,945

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended October 31, 2021, the Audit Committee members were:

Radhika Ajmera

P. Gerald Malone

Neville J. Miles

Moritz Sell

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

The Fund is managed by abrdn’s Asia-Pacific fixed income team which also draws on the expertise of abrdn’s fixed income team globally. The Asia-Pacific fixed income team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund. As of the date of filing this report, the following individuals have primary responsibility for the day-to-day management of the Fund’s portfolio:

Individual & Position	Past Business Experience
Kenneth Akintewe Head of Asian Sovereign Debt	Kenneth Akintewe is the Head of Asian Sovereign Debt on the Asian Fixed Income team at abrdn, based in Singapore. Kenneth is responsible for coordinating Asian interest rate and foreign exchange strategy. He is also a Vice President and Officer for the Aberdeen Asia-Pacific Income Fund, Aberdeen Global Income Fund and Aberdeen Asia-Pacific Income Investment Company Limited. Following a graduate traineeship in 2002 with the Global Equities team in Glasgow, Kenneth joined the Global Fixed Income team in London in 2003. In his role as assistant fund manager he transferred to abrdn's Singapore office in 2004, in order to facilitate the incorporation of Asian fixed income into global bond portfolios, before joining the Asian Fixed Income team in 2005 to focus on developing the team's Asian local currency investment process and strategy. Kenneth sits on and contributes to a number of the company's global investment committees, representing Asia and seeking to disseminate best ideas in rates and FX across the company. He is a member of the Diversity and Inclusion team in Singapore, as well as the global Diverse Interviewer Pool. Kenneth graduated with an MA in Economics and an MSc in International Banking and Financial Studies from Heriot-Watt University, Edinburgh, UK.
Erlend Lochen Head of North American Fixed Income and Global High Yield	Erlend Lochen is Head of North American Fixed Income and Global High Yield at abrdn. Erlend joined Standard Life Investments in 2001 as a Credit Analyst. In 2004, he became the joint fund manager of the Higher Income Fund (Pan European high yield). Erlend relocated to Boston in 2009 and was appointed head of US credit and Global High Yield. Prior to Standard Life Investments, Erlend worked with a number of companies, including Skandinaviska Enskilda Banken, Barclays Capital and Merrill Lynch. Erlend earned an MSc in industrial Engineering from the Norwegian Institute of Technology.
Paul Lukaszewski Head of Corporate Debt, Asia Pacific	Paul Lukaszewski is the Head of Corporate Debt - Asia Pacific on the Asian Fixed Income team at abrdn, a role he assumed in December 2017. Paul also continues to serve as Head of Emerging Market Credit Research, a role he first assumed while based in London with the EM corporates team from 2014-2017. Paul joined abrdn via the acquisition of SWIP in 2014 where he was a Senior Analyst on the US High Yield team in New York since the team’s formation in 2011. He began his investment career with Barclays Capital in 2001 and was part of the bank’s proprietary special situations and distressed debt investment team for 5 years. Afterwards, he spent 5 years working with Claren Road Asset Management and Brownstone Asset Management, two credit hedge funds based in New York. Paul has a Master of Business Administration (MBA) degree from Yale University and undergraduate degrees in Accounting and International Business from Loyola Marymount University.

Adam McCabe Head of Fixed Income Asia Pacific	Adam McCabe is the Head of Fixed Income - Asia Pacific at abrdn and is the chair of its regional investment management committee. Adam joined abrdn via the acquisition of certain asset management businesses from Credit Suisse in 2009. Adam worked for Credit Suisse from 2001, where he was a director/investment manager responsible for the development and implementation of its Asian currency and interest rate strategies. Before that, he was a member of Credit Suisse's Australian fixed income team, where he was responsible for interest rate and currency strategies. Adam was also Head of Fixed Income for Woori Credit Suisse Asset Management, Korea, where he was responsible for the fixed income and money market portfolio management, investment strategy and processes. Adam graduated with a BComm (First Class Honours and University Medal) from the University of Sydney, Australia and a Diploma in Global Finance from the Chinese University of Hong Kong.
Max Wolman Investment Director – Fixed Income – Emerging Markets Debt	Max Wolman is an Investment Director on the Emerging Markets Debt team at abrdn. Max joined abrdn in 2001, from Liontrust Asset Management, initially covering FX dealing at abrdn. In 2003 he joined the Emerging Markets Debt team bringing his knowledge of currencies to help analyze local emerging markets. He has since covered emerging market corporates and helped launch abrdn’s emerging markets corporate strategy, offering a top down view when investing in the asset class. He graduated with a BA (Hons) in Hospitality Business Management from Leeds Metropolitan University and he has a Graduate Diploma in Finance from the University of London. He is a CFA charterholder.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” do not include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of October 31, 2021 .

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Kenneth Akintewe	Registered Investment Companies	4	$1,411.23	0	$0
	Pooled Investment Vehicles	32	$4,343.88	0	$0
	Other Accounts	33	$4,984.82	2	$209.03

Erlend Lochen	Registered Investment Companies	4	$1,411.23	0	$0
	Pooled Investment Vehicles	32	$4,343.88	0	$0
	Other Accounts	33	$4,984.82	2	$209.03

Paul Lukaszewski	Registered Investment Companies	4	$1,411.23	0	$0
	Pooled Investment Vehicles	32	$4,343.88	0	$0
	Other Accounts	33	$4,984.82	2	$209.03

Adam McCabe	Registered Investment Companies	4	$1,411.23	0	$0
	Pooled Investment Vehicles	32	$4,343.88	0	$0
	Other Accounts	33	$4,984.82	2	$209.03

Max Wolman	Registered Investment Companies	4	$1,411.23	0	$0
	Pooled Investment Vehicles	32	$4,343.88	0	$0
	Other Accounts	33	$4,984.82	2	$209.03

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, abrdn will deliver model changes subsequent to commencing trading on behalf of discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by abrdn and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, abrdn typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed. Although abrdn anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, abrdn may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which abrdn anticipates a more significant market impact, abrdn intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of abrdn based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, abrdn may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

abrdn does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of abrdn’s discretionary account trading, abrdn may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2021
Kenneth Akintewe	None
Erlend Lochen	None
Paul Lukaszewski	None
Adam McCabe	None
Max Wolman	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2021, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: January 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: January 10, 2022

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Income Fund, Inc.

Date: January 10, 2022